Nomura Partners Funds

The World from Asia

Prospectus

December 23, 2008,
as supplemented January 14, 2009

Nomura Partners Funds, Inc.

The Japan Fund

Asia Pacific ex Japan Fund

India Fund

Greater China Fund

Global Equity Income Fund

Global Emerging Markets Fund

Global Alpha Equity Fund

International 130/30 Equity Fund

International Equity Fund

NOMURA

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of contents

Introduction 1
The Japan Fund 2
Asia Pacific ex Japan Fund 6
India Fund 9
Greater China Fund 12
Global Equity Income Fund 16
Global Emerging Markets Fund 19
Global Alpha Equity Fund 21
International 130/30 Equity Fund 24
International Equity Fund 28
Performance information 31
Fees and expenses summary 33
Additional information about investment strategies and risks 40
Management of the Funds 48
Description of share classes 59
How to purchase, exchange and redeem shares 66
Investor services and programs 74
Other information 76
Financial highlights 80

Nomura Partners Funds, Inc.

 Prospectus

 December 23, 2008, as supplemented January 14, 2009

Class A Shares

Class C Shares

Class I Shares

Class S Shares (The Japan Fund only)

This Prospectus contains important information about the investment objectives, strategies and risks of The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International 130/30 Equity Fund and the International Equity Fund (each a “Fund” and collectively, the “Funds”) that you should know before you invest in them. Please read it carefully and keep it with your investment records. Each Fund is a separate series of Nomura Partners Funds, Inc. (the “Corporation”).

The Corporation is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified goal. Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money, including your entire investment.

Introduction

The Corporation is a Maryland corporation incorporated in 1961 as The Japan Fund, Inc. Effective December 1, 2008, the Corporation changed its name to Nomura Partners Funds, Inc. Currently, the Corporation is comprised of nine series: The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International 130/30 Equity Fund and the International Equity Fund (each a “Fund” and collectively, the “Funds”).

Nomura Partners Funds	The World from Asia	:	1

The Japan Fund

INVESTMENT OBJECTIVE

The Japan Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) is the sub-advisor. NAM Tokyo is responsible for the day-to-day management of the Fund. Prior to November 1, 2008, The Japan Fund was managed by a different investment advisor and different sub-advisors.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. Securities include common stocks, preferred stocks, convertible securities and warrants. NAM Tokyo will normally invest the Fund’s assets in common stocks. The Fund may also invest in Japanese Real Estate Investment Trusts (“J-REITs”) and Japanese Exchange Traded Funds (“ETFs”).

Japanese issuers are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located in Japan

50% or more of its assets are located in Japan

50% or more of its revenues are derived from Japan

NAM Tokyo considers a number of factors to determine whether an investment is tied economically to Japan, including: the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of Japan; whether the investment is exposed to the economic fortunes and risks of Japan; and the source of government guarantees (if any).

NAM Tokyo utilizes a “multi-manager” approach in managing the Fund’s investments. This multi-manager approach is implemented to provide broader Japanese investment opportunities through a combination of different investment styles.

Under this approach, the Fund’s investments are initially allocated to and among three experienced portfolio management teams who are responsible for the large cap value, large cap growth and small cap blend styles; decisions as to the allocation of assets to a particular style are made by a special committee. The Fund can invest in companies of all sizes.

Stock selection decisions for each style are made as described below.

Large Cap Value. The manager makes stock selection decisions through a combination of quantitative valuation screens and fundamental analysis. The large cap value sleeve will mainly invest in securities which appear under-valued in comparison with the issuer’s intrinsic value.

Large Cap Growth. The manager seeks out companies or industry sectors whose future earnings are expected to grow at an above-average rate, undertaking research and analysis on the current and future prospects of specific issuers and industries. Fundamental valuation criteria will also be considered in the decision-making process.

Small Cap Blend. The manager makes investment decisions utilizing a bottom-up approach to screen small capitalization issuers with the potential for future capital appreciation.

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Decisions as to the allocation of assets to a particular style are made by a special NAM Tokyo investment policy committee organized specifically for this multi-manager approach. The committee is comprised of the Fund’s investment team as well as selected NAM Tokyo economists and research analysts. The investment policy committee regularly reviews the style allocation taking into consideration the investment environment as well as risk analysis.

NAM Tokyo believes that a multi-manager approach, through diversified investment styles, may minimize the risk from any one investment style.

NAM Tokyo, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Tokyo’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. Because NAM Tokyo concentrates the Fund’s investments in Japan, the Fund’s performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Geographic Concentration. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments. Because NAM Tokyo concentrates the Fund’s investments in Japan, the Fund’s performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds.

Japan. Although many major Japanese firms have recovered and improved their profitability and international competitiveness, there are many small firms and family-operated businesses (including farmers) which have been protected by government regulations. However, now their survival is under threat by competition from larger domestic firms and imported products, particularly from emerging economies such as China. Since many workers are still working for small firms, the government may intensify its intervention and protectionism to protect them. Such actions may restrict the business opportunity of larger firms and the growth potential of the Japanese economy as a whole.

China has become Japan’s largest single trading partner, surpassing the United States. About 50% of Japan’s exports are shipped to Asia and about 40% of its imports are from Asia. Japan also imports large quantities of oil from the Middle East. Thus, geopolitical developments in Asia and the Middle East may significantly affect Japan’s economic prospects.

Natural disasters, such as earthquakes and typhoons, might have significant economic impacts on affected regions, at least temporarily.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

“Small Cap” Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

“Growth” Investing. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Nomura Partners Funds	The World from Asia	:	3

“Value” Investing. “Value” stocks may not increase in price or pay dividends, as anticipated by the Fund’s advisor, or their value may decline below the price paid by the Fund if other investors fail to recognize the company’s value, other investors favor investing in faster-growing companies or the factors that NAM Tokyo believes will increase the price do not occur.

Exchange Traded Funds. The Fund may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a stockholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

J-REIT Risk. The Fund may invest in J-REITs. Investing in J-REITs involves many of the same risks associated with direct ownership of real estate, including, but not limited to, possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by tenants and borrowers. In addition, many real estate companies, including J-REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk. J-REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

J-REITs are also subject to the risk of failing to satisfy certain requirements under Japanese tax regulations. Some of these requirements are very complex or difficult to interpret or apply, and if the relevant governmental agencies failed to interpret certain tax laws and regulations in a manner consistent with the J-REIT’s interpretation, the J-REIT would not be able to take advantage of the tax treatment available to qualifying J-REITs. In that case, the J-REIT would not be able to deduct distributions made on its units when computing its taxable income. Instead, it would have to pay distributions after its taxable income had been subject to Japanese corporate income tax at a rate of approximately 40%. A J-REIT’s failure to satisfy the complex series of regulations necessary to qualify for the special tax benefits available to qualifying J-REITs would reduce amounts available for distribution to unitholders of such J-REIT.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders (e.g., another Fund that is a series of the Corporation, institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s Statement of Additional Information (the “SAI”) under “Risks of Investment.”

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WHO SHOULD INVEST IN THE FUND?

The JAPAN FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Japanese companies

are willing to accept the risks of loss of capital and foreign investing in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	5

Asia Pacific ex Japan Fund

INVESTMENT OBJECTIVE

The Asia Pacific ex Japan Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Singapore Limited (“NAM Singapore”) is the sub-advisor. NAM Singapore is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of companies in the Asia Pacific region, excluding Japan. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, depositary receipts and real estate investment trusts (“REITs”). Asia Pacific companies are broadly defined to include any company that meets one of the following tests:

its country of organization is, or its primary business office and/or the principal trading market of its stock are located in the Asia Pacific ex Japan region, which includes, but is not limited to, China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, New Zealand, India, Pakistan, Philippines and Vietnam (“Asia Pacific ex Japan countries”)

50% or more of its assets are located in Asia Pacific ex Japan countries

50% or more of its revenues are derived from Asia Pacific ex Japan countries

The investment philosophy of NAM Singapore for the Fund is based on the belief that markets are not fully efficient and that active management based on fundamental research can add value, especially in a region where social, economic and political conditions are subject to rapid and dynamic change. Asian countries have different economic development cycles and therefore, NAM Singapore believes it is effective to have a team approach with a focus on country analysis.

NAM Singapore utilizes an investment approach that combines a top-down and bottom-up analysis with a bias towards bottom-up stock selection.

The following three steps comprise NAM Singapore’s bottom-up approach:

NAM Singapore quantitatively screens stocks by utilizing common valuation factors such as price-to-earnings ratio, price-to-book value ratio, price-to-cashflow ratio, etc.

NAM Singapore undertakes fundamental analysis which focuses on management quality, outlook, business plan, industry risk and other factors

Based on its quantitative valuation model and fundamental analysis, NAM Singapore evaluates and rates individual stocks

In evaluating investment opportunities in various countries and sectors, NAM Singapore will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

the condition and growth potential of the various economies, industry sectors and securities markets expected levels of inflation

government policies influencing business conditions

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currency and taxation factors

other financial, social and political factors

NAM Singapore then constructs the portfolio by combining the top-down and bottom-up analysis.

NAM Singapore, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

The Fund may invest in the Greater China Fund and the India Fund, which are also series of the Corporation, to the extent permitted by applicable law.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Singapore’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. Because NAM Singapore concentrates the Fund’s investments in Asia Pacific ex Japan countries, the Fund’s performance is expected to be closely tied to economic and political conditions within that region and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

No Operating History. The Fund is a newly formed diversified Fund with no operating history and is designed for long-term investors and not as a trading vehicle.

Geographic Concentration. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments. Because the Fund concentrates its investments in equity securities of Asia Pacific ex Japan companies, its performance is expected to be closely tied to social, political and economic conditions within the Asia Pacific region and to be more volatile than the performance of more geographically diversified funds.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including, but not limited to, possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by tenants and borrowers. REITs are also subject to the risk that they may fail to qualify for certain favorable tax treatments that may otherwise be available to REITs within their respective taxing jurisdictions. U.S. REITs are subject to the risk that they may fail to qualify for an exemption from registration as an investment company under the

Nomura Partners Funds	The World from Asia	:	7

Investment Company Act of 1940. A portion of dividends received by the Fund from REITs may qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

Fund of Funds Risk. An investment in the Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. The Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although as described further in “Management of the Funds – Investment Advisory Compensation,” the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders (e.g., another Fund that is a series of the Corporation, institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The ASIA PACIFIC ex JAPAN FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Asia Pacific ex Japan companies

are willing to accept the risks of loss of capital and foreign investing in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

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India Fund

INVESTMENT OBJECTIVE

The India Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Singapore Limited (“NAM Singapore”) is the sub-advisor. NAM Singapore is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Indian companies or instruments that have similar economic characteristics. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. A majority of the equity securities of Indian companies in which the Fund invests will be publicly-traded securities. Indian companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located in India

50% or more of its assets are located in India

50% or more of its revenues are derived from India

NAM Singapore’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value. The Fund’s investment performance is expected to be derived primarily from stock selection. NAM Singapore employs a proprietary quantitative valuation model which contains a wide universe of stocks. Quantitative analysis includes common measures such as earnings, book value, cashflow, etc.

NAM Singapore then undertakes fundamental analysis, including on-site company visits, and stock selection.

Major consideration points in NAM Singapore’s stock selection include:

Short-term earnings outlook

Medium to long term growth potential of industry and individual company

Company’s competitiveness within industry

Management quality and changes in business and financial strategies

Valuations

Potential risks

NAM Singapore’s fundamental analysis of industries and individual companies is a core element of the Fund’s investment process.

NAM Singapore strongly believes in a bottom-up approach supported by a high number of visits to Indian companies (including their suppliers and clients) by NAM Singapore.

In addition to its bottom-up stock selection process, top-down analysis enables NAM Singapore to look for industries expected to benefit from India’s economic expansion or those with major international competitiveness.

The Fund is classified as a non-diversified open-end investment company, which means that the Fund may invest a relatively higher percentage of its assets in a

Nomura Partners Funds	The World from Asia	:	9

small number of issuers than it could if it were a diversified company. However, the Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), and thus intends to satisfy the diversification requirements of Subchapter M.

NAM Singapore, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Singapore’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. Because NAM Singapore concentrates the Fund’s investments in India, the Fund’s performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

No Operating History. The Fund is a newly formed non-diversified Fund with no operating history and is designed for long-term investors and not as a trading vehicle.

Geographic Concentration. The Fund will invest primarily in securities issued by Indian companies. Indian securities markets are substantially smaller, less liquid and more volatile than securities markets in the United States. In addition, India has different corporate disclosure, governance and regulatory requirements than the United States. Because the Fund concentrates its investments in equity securities of Indian companies, its performance is expected to be closely tied to social, political and economic conditions within India and to be more volatile than the performance of more geographically diversified funds.

India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption within the Indian government have a significant effect on the economy and could adversely affect market conditions, deter economic growth and impact the profitability of private enterprises. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family controlled companies’ corporate governance standards may be weaker and less transparent, which increases the potential for loss to and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.

Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), which have escalated in the recent past, the results could destabilize the economy.

Foreign investment in the securities of issuers in India continues to be subject to some restrictions (including exchange control related) though significant liberalization has been achieved in the recent past. Foreign Institutional Investors (“FIIs”), such as NAM Singapore, and their registered sub-accounts, are required to observe certain investment restrictions, including an account ownership ceiling of 5% (or 10%, based on the nature of registration) of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIs may not exceed 24% of the issued share capital of any one Indian company (subject to the company increasing the same up to the sectoral cap on Foreign Direct Investment applicable to it). There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example,

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders (e.g., another Fund that is a series of the Corporation, institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The INDIA FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Indian companies

are willing to accept the risks of loss of capital, foreign investing and non-diversification in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	11

Greater China Fund

INVESTMENT OBJECTIVE

The Greater China Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”) is the sub-advisor. NAM Hong Kong is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Chinese companies or instruments that have similar economic characteristics. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Chinese companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located in the People’s Republic of China (“PRC”), the Hong Kong SAR (Special Administrative Region) and/or Taiwan

50% or more of its assets are located in the PRC, the Hong Kong SAR and/or Taiwan

50% or more of its revenues are derived from the PRC, the Hong Kong SAR and/or Taiwan

NAM Hong Kong’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value.

NAM Hong Kong utilizes a combination of top-down and bottom-up approaches with a bias toward stock selection.

The following three steps comprise NAM Hong Kong’s bottom-up approach:

NAM Hong Kong employs a proprietary quantitative valuation model which contains a wide universe of stocks. Quantitative analysis includes consideration of common measures such as price-to-earnings ratio, price-to-book value ratio, price-to-cashflow ratio, etc.

NAM Hong Kong undertakes fundamental analysis which focuses on management quality, outlook, business plan, industry risk and other factors

Based on its quantitative valuation model and fundamental analysis, NAM Hong Kong evaluates and rates individual stocks

In evaluating investment opportunities, NAM Hong Kong will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

the condition and growth potential of the various economies, industry sectors and securities markets expected levels of inflation

government policies influencing business conditions

currency and taxation factors

other financial, social and political factors

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NAM Hong Kong strongly believes in a bottom-up approach supported by a high number of visits to Chinese companies (including their suppliers and clients).

The Fund is classified as a non-diversified open-end investment company, which means that the Fund may invest a relatively higher percentage of its assets in a small number of issuers than it could if it were a diversified company. However, the Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), and thus intends to satisfy the diversification requirements of Subchapter M.

NAM Hong Kong, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Hong Kong’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. Because NAM Hong Kong concentrates the Fund’s investments in China, the Fund’s performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

No Operating History. The Fund is a newly formed non-diversified Fund with no operating history and is designed for long-term investors and not as a trading vehicle.

Geographic Concentration. The risk of investing mostly in one country or geographic region. The Fund will invest primarily in securities issued by Chinese companies. Because the Fund concentrates its investments in equity securities of Chinese companies, its performance is expected to be closely tied to social, political and economic conditions within the China region and to be more volatile than the performance of more geographically diversified funds.

China. The Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property for over 25 years. While these reforms are currently contributing to growth and prosperity, they could be altered or discontinued at any time. Military conflicts, in response to either internal social unrest or conflicts with other countries, could disrupt economic development. China’s long-running conflict over Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula. Should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on the country’s management of its currency, as well as on some export dependent sectors.

Hong Kong. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. If China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and refrain from exerting a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself. In addition, the Hong Kong dollar trades within a fixed rate band in relation to (or is “pegged” to) the U.S. dollar, currently HK$7.75 – $7.85 to US$1.00. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.

Nomura Partners Funds	The World from Asia	:	13

Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. The continuing hostility between China and Taiwan may have an adverse impact on the values of investments in either China or Taiwan, or make investment in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region.

Taiwan’s growth has to a significant degree been export-driven. While the percentage of Taiwan’s exports purchased by the United States has been declining recently, the United States has remained a key export market. Accordingly, Taiwan is affected by changes in the economies of the United States and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines in the future, the burden of future growth will increasingly be placed on domestic demand.

The island of Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. In recent years, over half of Taiwan’s crude oil has been supplied by Kuwait and Saudi Arabia. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders (e.g., another Fund that is a series of the Corporation, institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The GREATER CHINA FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Chinese companies

are willing to accept the risks of foreign investing, loss of capital and non-diversification in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	15

Global Equity Income Fund

INVESTMENT OBJECTIVE

The Global Equity Income Fund’s investment objective is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) is the sub-advisor. The execution of portfolio transactions will be made by affiliated advisors (including NAM USA, Nomura Asset Management U.K. Limited (“NAM UK”), and Nomura Asset Management Singapore Limited (“NAM Singapore”)) in the geographical region in which the securities are to be traded.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. The Fund seeks to focus on income-producing equity securities, such as common and preferred dividend-paying stocks and real estate investment trusts (“REITs”). The Fund may invest in other types of securities and invests in U.S. and non-U.S. issuers.

NAM Tokyo’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value. NAM Tokyo seeks above average market returns by investing in companies that generate cash and produce attractive levels of dividend income, and which are, in the opinion of NAM Tokyo, undervalued or inexpensive relative to other similar investments.

NAM Tokyo aims to deliver above average market returns in the mid to long term by capturing income and capital gains. NAM Tokyo conducts quantitative screening of liquid stocks around the world, focusing on dividend yield, profitability, and past track record in increasing dividends. Then, NAM Tokyo considers qualitative factors such as risk of dividend reduction, industry competitiveness, and sustainability of revenue growth. NAM Tokyo considers sector and regional diversification in constructing the portfolio. NAM Tokyo believes a disciplined stock selection process allows it to find value amongst companies of all sizes.

Under normal market conditions, the Fund will invest significantly (at least 40% – unless market conditions are not deemed favorable by NAM Tokyo, in which case the Fund would invest at least 30%) in non-U.S. companies. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

The Fund may invest in companies domiciled in any country that NAM Tokyo believes to be appropriate to the Fund’s objective, including emerging market countries. The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. The Fund has no specific capitalization range for companies in which it will invest. The capitalization range for companies will vary over time depending on NAM Tokyo’s ongoing assessment of market opportunities for the Fund.

NAM Tokyo, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

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Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Tokyo’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

No Operating History. The Fund is a newly formed diversified Fund with no operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including, but not limited to, possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by tenants and borrowers. REITs are also subject to the risk that they may fail to qualify for certain favorable tax treatments that may otherwise be available to REITs within their respective taxing jurisdictions. U.S. REITs are subject to the risk that they may fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940. A portion of dividends received by the Fund from REITs may qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

Inflation Risk. The value of assets or income from the Fund’s investments may be worth less in the future if inflation decreases the value of money.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

Nomura Partners Funds	The World from Asia	:	17

WHO SHOULD INVEST IN THE FUND?

The GLOBAL EQUITY INCOME FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

seek dividend income

seek to grow your capital over the long-term

are looking for exposure to global markets

are willing to accept higher risks, including loss of capital, in exchange for the potential for long-term growth

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Global Emerging Markets Fund

INVESTMENT OBJECTIVE

The Global Emerging Markets Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Martin Currie Inc. (“Martin Currie”) is the sub-advisor. Martin Currie is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor’s® (“S&P®”), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets.

The Fund will invest primarily in common stocks, and Fund investment performance will be derived primarily from stock selection. Martin Currie intends to allocate investments across countries; the allocations will take into consideration the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. To identify and select investments for the Fund, Martin Currie employs fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions.

Martin Currie believes that change is the central dynamic behind stock price movements. This includes change at a company level, in areas such as management, product strategy and acquisitions; and change at a macro level, concentrating on the outlook for economies, stock markets and sectors.

Martin Currie believes that its investment process enables it to identify, evaluate and exploit change at an early stage in the Fund’s portfolio:

1. Identifying change – Martin Currie is looking for processes of change that are material to share prices. Martin Currie’s Global Emerging Markets team identifies new ideas through in-house research, regular meetings with companies and industry contacts, using the best external research available, and screening stocks through the Dynamic Stock Matrix, Martin Currie’s proprietary numerical framework.

2. Evaluating change – Any stock idea is subject to rigorous bottom-up analysis using an analytical framework based on the four pillars of quality, value, growth and change, the proven long-term drivers of share price outperformance.

3. Exploiting change – Working with the Martin Currie risk management team to optimize the risk/return profile of the portfolio, Martin Currie constructs and manages a portfolio of around 50-70 positions. Although the portfolio is constructed from the bottom-up, a top-down overlay is employed to provide a framework for portfolio construction and to support the management of risk.

The underlying focus is on exploiting change, and the style is best characterized as growth at a reasonable price.

Martin Currie, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund’s portfolio turnover rate may be 100% or more.

The Fund may invest in companies domiciled in any country that Martin Currie believes to be appropriate to the Fund’s objective. The Fund will allocate its

Nomura Partners Funds	The World from Asia	:	19

assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. The Fund has no specific capitalization range for companies in which it will invest. The capitalization range for companies will vary over time depending on Martin Currie’s ongoing assessment of market opportunities for the Fund.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

No Operating History. The Fund is a newly formed diversified Fund with no operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Market Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The GLOBAL EMERGING MARKETS FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to global emerging markets

are willing to accept the risks of foreign investing, investing in emerging markets and loss of capital in order to seek potentially higher capital appreciation are not looking for a significant amount of current income

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Global Alpha Equity Fund

INVESTMENT OBJECTIVE

The Global Alpha Equity Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Martin Currie Inc. (“Martin Currie”) is the sub-advisor. Martin Currie is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. and non-U.S. companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts.

Martin Currie believes that change is the central dynamic behind stock price movements. This includes change at a company level, in areas such as management, product strategy and acquisitions; and change at a macro level, concentrating on the outlook for economies, stock markets and sectors.

Martin Currie believes that its investment process enables it to identify, evaluate and exploit change at an early stage in the Fund’s portfolio:

1. Identifying change – New ideas are identified through proprietary research, regular meetings with companies and industry contacts, using the best external research available, and by screening stocks through the Dynamic Stock Matrix, Martin Currie’s numerical framework. At all times the investment manager is looking for processes of change that are material to share prices.

2. Evaluating change – All ideas are subjected to rigorous fundamental analysis using an analytical framework based on the four pillars of quality, value, growth and change, the proven long-term drivers of share price outperformance.

3. Exploiting change – Martin Currie evaluates competing stock ideas on a global basis. Working with the Martin Currie risk management team, the Global Alpha Equity team constructs and manages a high conviction portfolio of the best 30-45 stock ideas globally. The risk management process actively manages cross-stock correlations and seeks to minimize macro factor sensitivity.

The underlying focus is on exploiting change, and the style is best characterized as growth at a reasonable price.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based on an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly by Martin Currie based upon its strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated by Martin Currie to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in Martin Currie’s opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, it fails to meet operating/financial targets or its revenue growth has slowed. The Fund may sell a security if Martin Currie is unable to maintain open communication with management or if there is a change in business

Nomura Partners Funds	The World from Asia	:	21

strategy or outlook. The Fund also may sell a stock if Martin Currie believes that negative country or regional factors may affect the company’s outlook, if Martin Currie believes that a superior investment opportunity has arisen or to meet cash requirements. Martin Currie anticipates that the Fund will continue to hold securities of companies that grow or expand so long as Martin Currie believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

Under normal market conditions, the Fund will invest significantly (at least 40% – unless market conditions are not deemed favorable by Martin Currie, in which case the Fund would invest at least 30%) in non-U.S. companies. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

The Fund may invest in companies domiciled in any country that Martin Currie believes to be appropriate to the Fund’s objective, including emerging market countries. The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. The Fund has no specific capitalization range for companies in which it will invest. The capitalization range for companies will vary over time depending on Martin Currie’s ongoing assessment of market opportunities for the Fund.

Martin Currie, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. Martin Currie’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

No Operating History. The Fund is a newly formed diversified Fund with no operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Concentration Risk. Because the Fund may invest a higher percentage of its assets in a relatively small number of issuers, generally expected to be between 30-45 issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a more broadly diversified fund.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining

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liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The GLOBAL ALPHA EQUITY FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to international markets

are willing to accept the risks of investing in a relatively small number of issuers are willing to accept the risks of foreign investing, investing in emerging markets and loss of capital, in order to seek potentially higher capital appreciation are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	23

International 130/30 Equity Fund

INVESTMENT OBJECTIVE

The International 130/30 Equity Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and McKinley Capital Management, LLC (“McKinley Capital”) is the sub-advisor. McKinley Capital is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in a long/short portfolio of equity securities of non-U.S. companies. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

McKinley Capital employs a quantitatively driven investment process with a qualitative overlay that is actively applied by the firm’s portfolio management team. Using this process, and employing a multi-factor bottom-up stock selection program, the sub-advisor seeks to identify both overvalued (short position candidates) and undervalued (long position candidates) securities in the same portfolio.

The Fund’s portfolio is managed against the MSCI EAFE Growth Index, which is comprised of securities from developed countries in Europe, Australia, Asia and the Far East. McKinley Capital’s process is designed to exploit market inefficiencies and achieve excess market return over time for Fund shareholders by addressing and quantifying factors such as imperfect information dissemination, corporate management problems, liquidity, trading issues, declining or improving momentum, and upside and downside earnings growth potential. The firm believes that its proprietary process generally leads to excess alpha (risk-adjusted return relative to the benchmark) which, over time, will benefit shareholders without increasing market risk exposure.

Because of McKinley Capital’s proprietary quantitative investment approach, the MSCI EAFE Growth Index is incorporated as a guideline. McKinley Capital may invest in all developed countries and may include both growth and value equity stocks in the 80% of the portfolio dedicated to equity investing. However, as McKinley Capital specializes in global growth asset management, the emphasis will generally be on growth oriented positions.

McKinley Capital will establish long and short positions in a diversified Fund portfolio and the Fund will hold approximately 130% of its net assets in long positions and 30% in short positions, which will net to 100% long exposure to the market. Although 130/30 is generally the target, due to market movements and other factors, the Fund may actually carry long positions between 120% to 140%, and its short positions may range from 20% and 40%, which provides a range of 120/20 to 140/40 of the Fund’s net assets. The goal is to always be 100% net long.

When the Fund makes a short sale, it may use all or a portion of the cash proceeds of the short sale to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund’s net assets.

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When the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligation. The Fund may also borrow money from banks and use the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended.

McKinley Capital may invest in a selection of small, medium and large capitalization securities across many industries and product lines in all developed countries. Generally, the smaller capitalization securities present additional liquidity and associated risk constraints and volatility. Individual securities generally will have a minimum market capitalization of $100 million at time of purchase. McKinley Capital exercises a strong commitment to its discipline and will sell long positions and cover short positions (with certain exceptions) whenever the process indicates that the positions no longer fit the McKinley Capital investment discipline.

The Fund may invest in companies domiciled in any country that McKinley Capital believes to be appropriate to the Fund’s objective. The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

This universe of eligible portfolio securities is actively monitored and managed by McKinley Capital’s portfolio management team. Investments are only included in Fund holdings if agreed to by portfolio manager consensus.

McKinley Capital, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. It is not unusual for the Fund to exceed 100% annual turnover. In addition, because this is a new fund, turnover may appear overly excessive in the early years of management. Short selling also carries additional risks that may negatively affect overall returns and should be seriously considered prior to investing.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. McKinley Capital’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

No Operating History. The Fund is a newly formed diversified Fund with no operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Short-Selling Risk. The Fund will actively engage in short selling. A short sale is the sale by the Fund of a security which has been borrowed from a third party on the expectation that its market price will drop. Short sales involve additional costs and risk. If a security sold short increases in price, the Fund may be required to cover its short position at a higher price than the short sale price, resulting in a loss. While theoretically, the most an individual may lose on a long position is the total price paid, the total loss potential for a short sale is not definable. That is, the security may increase in value into infinity.

The Fund may not initiate a short sale unless it is able to borrow the shares and must then deliver the shares to the buyer to complete the transaction. There is always a risk that the shares may not be available to be borrowed or may be extremely limited in quantity. There is also a risk that the lender may recall the borrowed shares at any time, causing the Fund to purchase those shares in the market at the current price. In addition, the Fund may not be able to close out a short position at a profit or an acceptable price and may be forced to sell long positions to cover accumulated losses in the short portfolio. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Liquidity is also a concern because “borrowed shares” must be collateralized by fully owned shares which cannot be sold unless replaced by similarly valued long positions. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) because it is

Nomura Partners Funds	The World from Asia	:	25

marked-to-market daily and might be required to sell long positions to cover these leveraged short positions. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. This may severely limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The Fund may take long and short positions in the same sector/industry. It is possible that the Fund may lose money on both long and short positions at the same time. This use of leverage also creates interest expense that may decrease the Fund’s overall returns.

Restrictions On Short-Selling. In response to recent market events, regulatory authorities in various countries around the world have enacted temporary rules prohibiting or restricting the short-selling of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. These temporary bans may restrict the Fund’s ability to fully implement its short-selling strategy. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on short-selling and/or the effect of such restrictions on the Fund’s strategies.

Leverage. Leverage occurs when the Fund increases its assets available for investment using borrowing or similar transactions. Due to the fact that short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. Also, the Fund may borrow money from banks for investment purposes. The use of leverage will amplify any increase or decrease in the Fund’s net asset value and thus result in increased volatility of return. The interest which the Fund may pay on borrowed money will reduce or eliminate any net investment profits. The assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund’s overall returns. Please see “Investment Objectives, Policies and Strategies—Investment Techniques—Borrowing” in the SAI for a discussion of the Fund’s asset coverage requirements.

Derivatives Risk/Swaps. The Fund may buy or sell, to a limited extent, derivative instruments (including, but not limited to, futures, options, interest rate swaps, credit default swaps and equity-linked warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. Derivatives may involve risks different from, and possibly greater than, those of traditional investments.

A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Risks associated with the use of derivatives include those associated with hedging and leveraging activities. A Fund may use derivatives as a hedging tool to reduce the risk of adverse price movements in an already existing investment position or as a substitute for taking a position in the underlying asset. Derivatives may also be used to speculate in certain stocks or regions without taking on the full cost or risk of owning the underlying security while at the same time attempting to maintain liquidity.

A Fund may experience losses over certain market movements that exceed losses experienced by a fund that does not use derivatives. There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives used to hedge those positions. Other risks include counterparty risk, which is the risk that the other party to the contract may default on the agreement, and market liquidity risk should the Fund need to close out a position at an inopportune time.

McKinley Capital may invest in derivatives in order to gain additional exposure for a small premium which may lead to undue concentration exposure. Many types of derivatives have limited investment lives and may expire or have to be sold at inopportune times. The use of derivatives may cause the Fund to recognize greater short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. To limit leveraging risk, a Fund must also segregate assets in addition to those assets segregated for short positions.

Pursuant to Securities and Exchange Commission (“SEC”) requirements, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional amount of the swaps.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned

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companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Suitability Risks. The Fund’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. All equities are sensitive to market movements, and price fluctuations may not be 100% related to the fundamental characteristics of the companies issuing securities. The Fund is revalued daily and net asset value will fluctuate. There is always a risk that a shareholder may lose the entire amount invested in the Fund. Certain investments and concentration in any one country, industry, sector or type of security, may not be suitable for some shareholders. A shareholder may wish to redeem shares when the net asset value of the Fund has declined, thus the shareholder may receive less than the original purchase price. There is no guarantee that the Fund will outperform the market or its benchmark at any given time, during any specified period or over time.

This Fund uses a specialized investment strategy that should be carefully considered in light of the individual investor’s risk tolerance, goals and objectives. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of share price fluctuations. Concentration of assets in this single Fund may not be suitable for all investors and by itself, the Fund should not comprise the investor’s entire investment plan.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The INTERNATIONAL 130/30 EQUITY FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to international markets

are willing to accept the risks of leverage, foreign investing and loss of your entire investment in the Fund in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	27

International Equity Fund

INVESTMENT OBJECTIVE

The International Equity Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management U.K. Limited (“NAM UK”) is the sub-advisor. NAM UK is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of non-U.S. companies, either directly or through other Funds. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

NAM UK’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value.

In the pursuit of attractive returns across a wide variety of exciting investment opportunities NAM UK seeks to add value principally through two sources: allocation and stock selection.

Allocation is the choice between geographical regions, and between developed and emerging markets. NAM UK will make choices about the relative attractions of the major international developed markets (in Europe and Asia) and, at times, will also seek exposure to the emerging markets of Europe, the Middle East and Africa (EMEA), Asia and Latin America. These determinations will be made by the portfolio managers in consultation with members of senior management of NAM UK’s advisory affiliates around the world.

The Fund may invest in companies domiciled in any country that NAM UK believes to be appropriate to the Fund’s objective. The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

In pursuing the Fund’s objectives NAM UK may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or special equity or fixed-income market movements). The Fund also may invest in fixed income securities, including convertible bonds.

Decisions on these structural elements will be influenced primarily by a top-down analysis of global economic trends and an interpretation of what this means for conditions in capital markets.

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Stock selection is the second area where NAM UK will seek to add value. The portfolio will be broadly diversified within each region or market. Decisions will be driven by a bottom-up approach, where the manager’s views are the result of detailed fundamental research.

When investing in Japan and Asia, NAM UK will make use of other Funds which form part of the Corporation’s structure, including, but not limited to, The Japan Fund and the Asia Pacific ex Japan Fund, to the extent permitted by applicable law. In other geographic areas, NAM UK expects to invest directly.

In performing the top-down and bottom-up processes described above, NAM UK will take full advantage of the global resources of the Nomura Asset Management group and its advisory subsidiaries, using the knowledge of local specialists located in Europe, Japan and other parts of Asia. These local resources in all important financial centers are a key source of Nomura’s competitive advantage.

NAM UK, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM UK’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

No Operating History. The Fund is a newly formed diversified Fund with no operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Fund of Funds Risk. An investment in the Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. The Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although as described further in “Management of the Funds – Investment Advisory Compensation,” the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective.

Nomura Partners Funds	The World from Asia	:	29

Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The INTERNATIONAL EQUITY FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to international markets

are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation are not looking for a significant amount of current income

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Performance information

For the periods included in the bar chart:

Best Quarter: 30.23%, 09/30/03

Worst Quarter: -19.86%, 09/30/01

The Japan Fund

The bar chart below shows how the returns for The Japan Fund’s Class S shares have varied from year to year, which may give some idea of risk. NAM USA and NAM Tokyo became the Fund’s investment advisor and sub-advisor, respectively, effective November 1, 2008. Prior to that date, the Fund was advised by two different investment advisors (one from October 7, 2002 until 2008 and the other prior to October 7, 2002), and the Fund was operated under certain different investment strategies. Accordingly, the Fund’s historical performance does not represent its current investment strategies. Past performance is not an indication of future results.

Class S Annual Total Returns (%) as of December 31 each year

Nomura Partners Funds	The World from Asia	:	31

The table below shows the risks of investing in the Class S shares of the Fund by showing how Fund performance compares with a broad-based market index (which, unlike the Fund, does not have any fees, taxes or expenses). The performance of both the Fund and the index vary over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Because the Class A, Class C and Class I shares of The Japan Fund had not yet commenced operations as of late December, 2008, performance information is not provided for those classes. Past performance (before and after taxes) is not an indication of future results.

Class S Average Annual Total Returns (%) as of December 31, 2008

	1 Year	5 Years	10 Years

Return before Taxes	-31.13	-2.07	3.30

Return after Taxes on Distributions	-31.20	-2.17	2.27

Return after Taxes on Distributions and Sale of Fund Shares	-20.24	-1.80	2.43

Index (reflects no deductions for fees, expenses or taxes)	-25.96	3.31	11.12

Index: The Tokyo Stock Price Index (“TOPIX”) is an unmanaged capitalization-weighted index (adjusted in U.S. Dollars) of the largest and better established stocks traded on the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax. Investors cannot invest directly in an index.

The Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International 130/30 Equity Fund and the International Equity Fund

As of the date of this Prospectus, none of the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International 130/30 Equity Fund and the International Equity Fund have completed a full calendar year of investment operations. When each Fund has completed a full calendar year of operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for each such Fund.

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Fees and expenses summary

Each Fund offers Class A, Class C and Class I shares. The Japan Fund also offers Class S shares, which generally are not available for purchase but are available for purchase by Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. For more information about which share class may be right for you, see “Description of Share Classes.” The following tables show the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Funds. Please note that the following information does not include fees that intermediaries may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a)

	Class A		Class C		Class I	Class S(b)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the Offering Price)	5.75	%(c)	None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the Offering Price)	None	(d)	1.00	%(e)	None	None

Redemption Fee(f) (as a percentage of amount redeemed)	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses (expenses that are paid from Fund assets)

As a percentage of average net assets

The Japan Fund

	Class A	Class C	Class I	Class S(b)

Management Fees(g)	0.60%	0.60%	0.60%	0.58%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.04	%(h)

Other Expenses(i)	1.59%	1.57%	1.42%	1.07%

Total Operating Expenses	2.44%	3.17%	2.02%	1.69%

Fee Waiver and Expense Reimbursement(j)(k)	(0.59)%	(0.57)%	(0.42)%	(0.16)%

Net Operating Expenses	1.85%	2.60%	1.60%	1.53%

Nomura Partners Funds	The World from Asia	:	33

Asia Pacific Ex Japan Fund

	Class A	Class C	Class I

Management Fees(g)	1.10%	1.10%	1.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	4.71%	4.79%	4.51%
Acquired Fund Fees and Expenses (estimated indirect expenses of underlying funds)(l)	None	None	None

Total Operating Expenses(m)	6.06%	6.89%	5.61%

Fee Waiver and Expense Reimbursement(k)	(4.21)%	(4.29)%	(4.01)%

Net Operating Expenses	1.85%	2.60%	1.60%

India Fund

	Class A	Class C	Class I

Management Fees(g)	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	5.66%	5.87%	5.41%

Total Operating Expenses	7.11%	8.07%	6.61%

Fee Waiver and Expense Reimbursement(k)	(5.16)%	(5.37)%	(4.91)%

Net Operating Expenses	1.95%	2.70%	1.70%

Greater China Fund

	Class A	Class C	Class I

Management Fees(g)	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	5.81%	6.02%	5.56%

Total Operating Expenses	7.26%	8.22%	6.76%

Fee Waiver and Expense Reimbursement(k)	(5.31)%	(5.52)%	(5.06)%

Net Operating Expenses	1.95%	2.70%	1.70%

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Global Equity Income Fund

	Class A	Class C	Class I

Management Fees(g)	0.90%	0.90%	0.90%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	5.42%	5.59%	5.19%

Total Operating Expenses	6.57%	7.49%	6.09%

Fee Waiver and Expense Reimbursement(k)	(4.82)%	(4.99)%	(4.59)%

Net Operating Expenses	1.75%	2.50%	1.50%

Global Emerging Markets Fund

	Class A	Class C	Class I

Management Fees(g)	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	4.50%	4.58%	4.31%

Total Operating Expenses	5.95%	6.78%	5.51%

Fee Waiver and Expense Reimbursement(k)	(4.00)%	(4.08)%	(3.81)%

Net Operating Expenses	1.95%	2.70%	1.70%

Global Alpha Equity Fund

	Class A	Class C	Class I

Management Fees(g)	1.10%	1.10%	1.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	3.20%	3.21%	3.03%

Total Operating Expenses	4.55%	5.31%	4.13%

Fee Waiver and Expense Reimbursement(k)	(2.70)%	(2.71)%	(2.53)%

Net Operating Expenses	1.85%	2.60%	1.60%

Nomura Partners Funds	The World from Asia	:	35

International 130/30 Equity Fund

	Class A	Class C	Class I

Management Fees(g)	1.55%	1.55%	1.55%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)(n)	5.62%	5.62%	5.44%

Total Operating Expenses	7.42%	8.17%	6.99%

Fee Waiver and Expense Reimbursement(k)	(2.97)%	(2.97)%	(2.79)%

Net Operating Expenses	4.45%	5.20%	4.20%

International Equity Fund

	Class A	Class C	Class I

Management Fees(g)	0.85%	0.85%	0.85%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	5.14%	5.32%	4.91%
Acquired Fund Fees and Expenses (estimated indirect expenses of underlying funds)(l)	0.60%	0.60%	0.60%

Total Operating Expenses(m)	6.84%	7.77%	6.36%

Fee Waiver and Expense Reimbursement(k)	(5.09)%	(5.27)%	(4.86)%

Net Operating Expenses	1.75%	2.50%	1.50%

(a)	Investors may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent.

(b)	Only The Japan Fund issues Class S shares. Class S shares of The Japan Fund are generally not available for purchase but are available for purchase by Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

(c)	The sales charge declines with certain increases in the amount invested. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A purchase meets certain requirements.

(d)	You may pay a contingent deferred sales charge (“CDSC”) of 1% if you purchase $1 million or more and you redeem within one year.

(e)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(f)	Shares of Funds redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee. See “How to Purchase, Exchange and Redeem Shares - Policies You Should Know About - Frequent Purchases and Redemptions of Fund Shares.”

(g)	Management fees decrease on a breakpoint schedule as assets increase. Please see “Management of the Funds” for the breakpoints for the management fees.

(h)	The Japan Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class S shares that allows the Fund to use up to 0.25% of the average daily net assets of the Class S shares to pay distribution and other fees in connection with the sale of its shares. However, such fees were limited by the Board of Directors to payments at an annual rate up to 0.15% of the average daily net assets of the Fund. Effective January 1, 2009, the Board of Directors has removed this limit. See “Distribution and Service Fees.”

(footnotes continued on next page)

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(footnotes continued from previous page)

(i)	Other Expenses include certain expenses payable by the Funds for other management functions, including the Office of the Chief Executive Officer of the Corporation, as well as printing costs, registration fees, legal and audit fees, custodial, fund accounting, administration and transfer agency fees, shareholder servicing fees, costs associated with the Directors and certain other miscellaneous expenses. Other Expenses for the Global Emerging Markets Fund include acquired fund fees and expenses, which are estimated to be less than 0.01% of the average net assets of the Fund. Other Expenses for each class of each Fund, other than the Class S share class of The Japan Fund, have been estimated based on estimated asset levels and expenses for the current fiscal year. Other expenses include offering and organizational costs for all classes, with the exception of the Class S share class of The Japan Fund.

(j)	NAM USA has contractually agreed to reduce its advisory fee for The Japan Fund by 0.10% until November 1, 2010.

(k)	With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.60% for the Asia Pacific ex Japan Fund, to 1.70% for the India Fund, to 1.70% for the Greater China Fund, to 1.50% for the Global Equity Income Fund, to 1.70% for the Global Emerging Markets Fund, to 1.60% for the Global Alpha Equity Fund, to 1.90% for the International 130/30 Equity Fund, and to 1.50% for the International Equity Fund, in each case, as a percentage of average daily net assets allocated to each such class of shares, until December 31, 2010. The Funds may have to repay some of these waivers and reimbursements to NAM USA within a three-year period.

(l)	Acquired Fund Fees and Expenses include the Fund’s share of the fees and expenses of any other fund in which the Fund invested. For the Asia Pacific ex Japan Fund, these fees and expenses were estimated to be less than 0.01% of the average net assets of the Fund.

(m)	Operating Expenses do not correlate directly to the expense ratios reported in the Financial Highlights tables which do not include acquired fund fees and expenses.

(n)	Other Expenses for the International 130/30 Equity Fund include dividend expenses resulting from short sales of securities and fees paid by the Fund to brokers in connection with short selling transactions. Because the International 130/30 Equity Fund is a new Fund, these expenses are based on estimates for the current fiscal year.

Example of Expenses

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods your investment has a 5% return each year and dividends and other distributions are reinvested each Fund’s operating expenses will remain the same and reflect contractual waivers and reimbursements for applicable periods

Nomura Partners Funds	The World from Asia	:	37

Based upon these assumptions:

	If you sell your shares your costs would be:				If you don’t sell your shares, your costs would be:

The Japan Fund

	1-Year	3-Year*	5-Year*	10-Year*	1-Year	3-Year*	5-Year*	10-Year*

Class A	$752	$1,116	$1,496	$2,559	$752	$1,116	$1,496	$2,559

Class C	$263	$797	$1,348	$2,851	$263	$797	$1,348	$2,851

Class I	$163	$478	$788	$1,669	$163	$478	$788	$1,669

Class S	$156	$503	$873	$1,920	$156	$503	$873	$1,920

Asia Pacific Ex Japan Fund

	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year

Class A	$752	$1,405	$2,350	$4,739	$752	$1,405	$2,350	$4,739

Class C	$263	$1,108	$2,251	$5,061	$263	$1,108	$2,251	$5,061

Class I	$163	$785	$1,703	$4,062	$163	$785	$1,703	$4,062

India Fund

	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year

Class A	$762	$1,485	$2,541	$5,153	$762	$1,485	$2,541	$5,153

Class C	$273	$1,204	$2,484	$5,543	$273	$1,204	$2,484	$5,543

Class I	$173	$866	$1,897	$4,492	$173	$866	$1,897	$4,492

Greater China Fund

	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year

Class A	$762	$1,499	$2,582	$5,246	$762	$1,499	$2,582	$5,246

Class C	$273	$1,219	$2,525	$5,631	$273	$1,219	$2,525	$5,631

Class I	$173	$881	$1,941	$4,593	$173	$881	$1,941	$4,593

Global Equity Income Fund

	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year

Class A	$743	$1,406	$2,387	$4,851	$743	$1,406	$2,387	$4,851

Class C	$253	$1,118	$2,315	$5,227	$253	$1,118	$2,315	$5,227

Class I	$153	$782	$1,733	$4,158	$153	$782	$1,733	$4,158

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	If you sell your shares your costs would be:				If you don’t sell your shares, your costs would be:

Global Emerging Markets Fund

	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year

Class A	$762	$1,416	$2,346	$4,703	$762	$1,416	$2,346	$4,703

Class C	$273	$1,119	$2,246	$5,021	$273	$1,119	$2,246	$5,021

Class I	$173	$798	$1,701	$4,026	$173	$798	$1,701	$4,026

Global Alpha Equity Fund

	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year

Class A	$752	$1,297	$2,036	$3,976	$752	$1,297	$2,036	$3,976

Class C	$263	$989	$1,912	$4,272	$263	$989	$1,912	$4,272

Class I	$163	$672	$1,373	$3,241	$163	$672	$1,373	$3,241

International 130/30 Equity Fund

	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year

Class A	$884	$1,709	$2,726	$5,249	$884	$1,709	$2,726	$5,249

Class C	$402	$1,417	$2,617	$5,513	$402	$1,417	$2,617	$5,513

Class I	$303	$1,114	$2,121	$4,653	$303	$1,114	$2,121	$4,653

International Equity Fund

	1-Year	3-Year	5-Year	10-Year	1-Year	3-Year	5-Year	10-Year

Class A	$743	$1,432	$2,462	$5,024	$743	$1,432	$2,462	$5,024

Class C	$253	$1,145	$2,392	$5,394	$253	$1,145	$2,392	$5,394

Class I	$153	$811	$1,816	$4,359	$153	$811	$1,816	$4,359

*	The expense examples above assume that NAM USA’s agreement to waive a portion of its advisory fees expires on November 1, 2010.

Nomura Partners Funds	The World from Asia	:	39

Additional information about investment strategies and risks

Information about each Fund’s principal investments, investments strategies and principal risks appears in the individual Fund disclosure at the beginning of the Prospectus. The information below describes other investment strategies and risks pertinent to each of the Funds.

Investment Strategies

All Funds:

Temporary Defensive Investments. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or may hold cash. A Fund may make these investments or increase its investment in these securities when the applicable sub-advisor is unable to find enough attractive long-term investments, to reduce exposure to such Fund’s primary investments when the sub-advisor believes it is advisable to do so, or to meet anticipated levels of redemption. Each Fund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Derivatives. The Funds may use derivatives including forwards, options, indexed securities, swaps, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index. To the extent a Fund purchases derivatives, they will typically be used for hedging purposes; however, the Global Equity Income Fund and the International 130/30 Equity Fund may enter into derivatives contracts for non-hedging purposes to enhance potential gain.

Investment Risks

All Funds:

The Funds cannot guarantee that they will achieve their respective investment objective. Many factors affect the Funds’ performance. Each Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in

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production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a sub-advisor’s assessment of the prospects for a company’s earnings growth is wrong, or if the sub-advisor’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that such sub-advisor has placed on it.

Companies whose stock the sub-advisors believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a sub-advisor’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the sub-advisor has placed on it.

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices, especially in foreign markets, can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, “large cap” stocks can react differently from “small cap” stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Selection Risk. Selection risk is the risk that the securities that a Fund’s sub-advisor selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If a Fund’s sub-advisor’s expectations regarding particular stocks are not met, a Fund may not achieve its investment objective.

Geographic Concentration. Certain of the Funds, such as The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund and the Greater China Fund, will invest primarily in securities of issuers located in a single country or a limited number of countries; however, each of the Funds may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Foreign Investments. Foreign investments involve special risks, including:

Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

Limited legal recourse: Legal remedies for investors in foreign companies may be more limited than the remedies available to investors in U.S. companies.

Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a sub-advisor may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody also may

Nomura Partners Funds	The World from Asia	:	41

involve delays in payment, delivery or recovery of money or investments.

Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

Emerging markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks also may apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional U.S. tax considerations may apply to a Fund’s foreign investments, as described in the SAI.

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in U.S. markets and are U.S. dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

Emerging Markets Risks. The risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; and (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds.

Many developing countries in which the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging markets countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging markets countries may take the form of (i) high interest rates, (ii) high levels of inflation, including hyperinflation, (iii) high levels of unemployment or underemployment, (iv) changes in government economic and tax policies, including confiscatory taxation, and (v) imposition of trade barriers.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet,

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representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its funds for social programs rather than making payments to foreign creditors. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations or have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging markets countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets may be more expensive than in the United States. The operating expense ratios of the Funds may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Many emerging markets countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging markets countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries. Shareholders’ rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. The Funds may therefore have more difficulty asserting shareholder rights than they would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

Investment in equity securities of issuers operating in certain emerging market countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain emerging market countries and may increase the costs and expenses of the Funds. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that a Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

From time to time, certain of the companies in which the Funds expect to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Funds will be indirectly subject to those risks.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq,

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instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Recently, the global financial markets have been undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. See “Legal and Regulatory Risk” below.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by a Fund and the ability of a Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Funds could be substantial and adverse.

Recently, the global financial markets have been undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition – as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action – these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Funds’ strategies.

Derivatives/Swaps Risk. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the applicable sub-advisor’s ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives also may increase the amount of taxes payable by shareholders.

Other risks arise from the sub-advisors’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in equity securities and short sales.

Transactions in equity swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the applicable sub-advisor’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, a sub-advisor’s use of equity swaps may not be effective in fulfilling the sub-advisor’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Pursuant to SEC requirements, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or

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engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e., a Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the swaps.

Exchange Traded Funds and Other Commingled Investment Vehicles. The Funds may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations. Exchange-traded index funds seek to track the performance of various securities indices. In addition, each Fund may invest in other commingled investment vehicles (“CIVs”). Shares of ETFs and CIVs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a stockholder in an ETF (as with other investment companies) or CIV, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs and CIVs.

Restrictions On Short-Selling. In response to recent market events, regulatory authorities in various countries around the world have enacted temporary rules prohibiting or restricting the short-selling of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. These temporary bans may restrict a Fund’s ability to fully implement its investment strategy. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on short-selling and/or the effect of such restrictions on the Funds’ strategies.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Defensive Investment Strategies. In addition, each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

Dividend-Paying Equities. Each of the Funds, including the Global Equity Income Fund (which seeks to provide current income) may invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of a Fund’s holdings in these companies. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. During periods of rising interest rates, the value of such securities may decline. A Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

Securities Lending Risk. Each Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Funds retain the right to call the loans at any time on reasonable notice, and they will do so in order that the securities may be voted by the Funds if the holders of such securities are asked to vote upon or consent to matters that the relevant sub-advisor believes might materially affect the investment. The Funds also may call such loans in order to sell the securities involved.

When Issued and Delayed Delivery Securities and Forward Commitments. The Funds may purchase or sell securities that it is entitled to receive on a when issued basis. The Funds may also purchase or sell securities on a delayed

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delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery.

There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on a Fund and on other investors. For example, significant levels of new investments may cause a Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity also may affect the per share amount of a Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

Liquidity Risk. Liquidity of individual securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Funds may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Each Fund may invest up to 15% of its net assets in illiquid securities.

Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by the Fund may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce a Fund’s income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. This is known as extension risk.

Overweighting in Certain Market Sectors Risk. The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the relevant sub-advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on a Fund’s net asset value.

Risks of the Asia Pacific Region. In addition to the country-specific risks discussed in the descriptions of certain Funds at the beginning of this document, there are specific risks associated with investing in the Asia Pacific region, including the risk of severe political or military disruption. The Asia Pacific region comprises countries in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. Many of the economies of the Asia Pacific countries are intertwined, which may cause them to experience recessions at the same time. The limited size of the markets for some Asia Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity. Certain Asia Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of a Fund’s portfolio. Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions, political instability and less efficient markets. The economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and events in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency Fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. As an example, in the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

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The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Since 1953, the United States has maintained a military force in South Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension and is currently volatile, particularly as North Korea has exhibited nuclear arms capabilities. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. Recently, there have also been efforts to increase economic, cultural and humanitarian contacts between North Korea and South Korea. There can be no assurance that such negotiations or efforts will continue to occur or will ease discord between North Korea and South Korea or regional tensions.

Military action or the risk of military action or strains on the economy of North Korea could have a materially adverse effect on all countries in the region, particularly China, Japan and South Korea. Consequently, any military action or other instability could adversely impact the ability of a Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Changes in Policies and Additional Information

Changes in Policies. The Board of Directors may change a Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated. Each Fund considers its investment objective a fundamental policy that cannot be changed without shareholder approval.

With respect to (i) The Japan Fund’s policy to invest, under normal circumstances, at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan, (ii) the Asia Pacific ex Japan Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of companies in the Asia Pacific region, excluding Japan, (iii) the India Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of Indian companies or instruments that have similar economic characteristics, (iv) the Greater China Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of Chinese companies or instruments that have similar economic characteristics, (v) the Global Equity Income Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities, (vi) the Global Emerging Markets Fund’s policy to invest, under normal circumstances, at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor’s® (“S&P®”), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets, (vii) the Global Alpha Equity Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies, (viii) the International 130/30 Equity Fund’s policy to invest, under normal circumstances, at least 80% of its assets in a long/short portfolio of equity securities of non-U.S. companies, and (ix) the International Equity Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies, either directly or through other Funds, the applicable Fund will give shareholders at least 60 days notice of any change to these policies.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI which you may obtain by contacting Boston Financial Data Services, Inc., the Funds’ transfer agent (the “Transfer Agent”). (See back cover for address and phone number.)

Disclosure of Portfolio Holdings. The Funds disclose their calendar quarter-end portfolio holdings on the Corporation’s public website, www.nomurapartnersfunds.com, 45 to 60 days after calendar quarter-end. Each Fund also discloses its top ten holdings 15 days or more after calendar quarter-end. The Corporation’s prior website address, www.thejapanfund.com, may also be used to access the Corporation’s website. A description of the Fund’s policies and procedures for disclosing its holdings is available in the Corporation’s SAI.

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Management of the Funds

The Investment Advisor

Effective November 1, 2008, Nomura Asset Management U.S.A. Inc. (“NAM USA”) became the investment advisor for The Japan Fund. Effective December 22, 2008, NAM USA became the investment advisor for each of the other Funds. NAM USA, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a wholly-owned subsidiary of Nomura Asset Management Co., Ltd. (“NAM Tokyo”). NAM USA specializes in providing investment management services to segregated institutional client portfolios and investment vehicles. Its client base includes well known U.S. and Canadian pension plans and investment funds, including two U.S. registered closed-end funds, operating in North America and Japan. NAM USA had approximately $1.9 billion in assets under management as of September 30, 2008. NAM USA was established in 1997 through the merger of Nomura Capital Management, Inc. and Nomura Asset Management (U.S.A.) Inc. Nomura Capital Management, Inc. was originally organized in 1976.

Under its investment advisory agreements with the Funds (the “Investment Advisory Agreements”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the Board of Directors of the Fund. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. In addition, NAM USA has agreed to place orders with respect to the North American equity portfolio of the Global Equity Income Fund.

The Sub-Advisors

Nomura Asset Management Co., Ltd. (“NAM Tokyo”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Tokyo to act as a sub-advisor for The Japan Fund and Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM Tokyo, NAM Tokyo has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the portfolio of The Japan Fund and select stocks for the portfolio of the Global Equity Income Fund, which orders will be placed by its advisory affiliates.

NAM Tokyo, a Japanese corporation with its principal office located at 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, provides investment advisory services to institutional clients and collective investment vehicles (such as Japanese investment trusts U.S. closed-end investment companies, and other pooled vehicles). Its client base includes Japanese and international pensions plans, government agencies and other institutions. NAM Tokyo was established in 1997 through the merger of Nomura Securities Investment Trust Co, Ltd. and Nomura Investment Trust Co, Ltd. NAM Tokyo was originally formed as Nomura Securities Investment Trust Co., Ltd. in 1959. Accounts managed by NAM Tokyo had combined assets under management as of September 30, 2008 of approximately $211.8 billion.

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Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Hong Kong, a wholly-owned subsidiary of NAM Tokyo, to act as the sub-advisor for the Greater China Fund. Pursuant to the sub-advisory agreement between NAM USA and NAM Hong Kong, NAM Hong Kong has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the Greater China Fund’s portfolio. NAM Hong Kong, a Hong Kong corporation with its principal office located at 30/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, provides investment advisory services for Hong Kong, China and international clients. NAM Hong Kong manages assets for institutions and pooled investment vehicles, including a U.S. closed-end investment company. Nomura Asset Management (Asia) Limited, the predecessor firm to NAM Hong Kong, commenced operations in 1988. NAM Hong Kong had approximately $2.2 billion in assets under management as of September 30, 2008.

Nomura Asset Management Singapore Limited (“NAM Singapore”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Singapore, a wholly-owned subsidiary of NAM Tokyo, to act as a sub-advisor for the Asia Pacific ex Japan Fund, the India Fund and the Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM Singapore, NAM Singapore has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the Asia Pacific ex Japan Fund’s portfolio, the India Fund’s portfolio, and will place orders relating to the Asian and Japanese equity portfolios of the Global Equity Income Fund. NAM Singapore, a Singaporean corporation with its principal office located at 6 Battery Road # 34-02, Singapore 049909, provides investment advisory services for South East Asian and international clients. Nomura Capital Management (Singapore) Pte Ltd., the predecessor firm to NAM Singapore, commenced operations in 1988. Accounts managed by NAM Singapore had combined assets under management as of September 30, 2008 of approximately $9.9 billion.

Nomura Asset Management U.K. Limited (“NAM UK”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM UK, a wholly-owned subsidiary of NAM Tokyo, to act as the sub-advisor for the International Equity Fund and Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM UK, NAM UK has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the portfolio of the International Equity Fund and will place orders for the Europe, Middle East, Africa, Latin America and emerging markets securities portfolio of the Global Equity Income Fund. NAM UK, an English corporation with its principal office located at 6th Floor, Nomura House, 1 St. Martin’s-le-Grand, London EC1A 4NT, United Kingdom, provides investment advisory services for European, Middle Eastern and international clients. NIMCO Europe Limited the predecessor firm to NAM UK, commenced operations in 1985. NAM UK had approximately $13.0 billion in assets under management as of September 30, 2008.

NAM Tokyo, together with its investment advisory subsidiaries, had approximately $222.9 billion in assets under management as of September 30, 2008. Each of NAM Tokyo, NAM USA, NAM Hong Kong, NAM Singapore and NAM UK is a direct or indirect wholly-owned subsidiary of Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc., is one of the largest securities companies in Japan.

Martin Currie Inc. (“Martin Currie”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained Martin Currie, a New York corporation, to act as the sub-advisor for the Global Emerging Markets Fund and the Global Alpha Equity Fund. Martin Currie is a registered investment advisor and a wholly-owned subsidiary of Martin Currie Ltd. (“MC Ltd.”), a company incorporated in Scotland, with its registered office at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES.

Martin Currie was established in 1978. Martin Currie is part of a group of companies owned by MC Ltd., which includes three operating subsidiaries: Martin Currie Inc., Martin Currie Investment Management Ltd. (“MCIM”), and Martin Currie Unit Trusts Limited (collectively, the “Martin Currie Group”). The Martin Currie Group manages assets for segregated and pooled portfolios for public and corporate pension funds, family offices, multi-managers, banks, foundations and charities. As of September 30, 2008, the Martin Currie Group had assets under management totaling approximately $17.9 billion.

McKinley Capital Management, LLC

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained McKinley Capital Management, LLC (“McKinley Capital”) to act as the sub-advisor to the International 130/30 Equity Fund. McKinley Capital is a registered investment advisor, and its principal address is 3301 C Street, STE 500, Anchorage, Alaska 99503. McKinley Capital is a Delaware limited liability company. McKinley Capital was reorganized and converted on November 5, 2008 from an Alaska corporation, McKinley Capital Management, Inc. (“MCM, AK”), which was founded in 1990, to a Delaware limited liability company (by way of merger with a newly formed entity). McKinley Capital is

Nomura Partners Funds	The World from Asia	:	49

wholly-owned by a Delaware corporation, McKinley Capital Management, Inc., that serves as a holding company. The Robert B. Gillam Revocable Trust, Robert B. Gillam Trustee, owns 100% of the voting shares of McKinley Capital Management, Inc.

McKinley Capital is an investment adviser to public and corporate plan sponsors, Taft-Hartley funds, foundations, endowments, sub-advisory clients, registered investment companies, and private investors. As of September 30, 2008, McKinley Capital had assets under management totaling approximately $12.8 billion.

For a discussion of the basis of the Board of Director’s approval of The Japan Fund’s investment advisory arrangements, please see the Corporation’s annual report to shareholders for the period ended September 30, 2008. For a discussion of the basis of the Board of Director’s approval of the other Funds’ investment advisory arrangements, please see the Corporation’s semi-annual report to shareholders for the period ended March 31, 2009, which is expected to be issued on or about May 30, 2009.

Investment Advisory Compensation

The Japan Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.60% of the first $200 million of average daily net assets of The Japan Fund, 0.55% of average daily net assets in excess of $200 million up to $400 million, and 0.50% of the Fund’s average daily net assets in excess of $400 million. This is the same fee schedule applicable to the predecessor investment advisor.

NAM USA has agreed to waive a 10 basis point portion (0.10%) of its investment advisory fee for a period of 24 months, commencing on the effective date of the Investment Advisory Agreement.

Prior to November 1, 2008, Fidelity Management & Research Company (“FMR”) acted as The Japan Fund’s investment advisor. For the fiscal year ended September 30, 2008, FMR, as investment advisor, received a fee at the annual rate of 0.58% of the average daily net assets of The Japan Fund.

With respect to Class A, Class C, Class I and Class S shares of The Japan Fund, NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each such class of shares of The Japan Fund will not exceed 1.60% as a percentage of average daily net assets allocated to each such class of shares, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of The Japan Fund that previously received a waiver or reimbursement from NAM

USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as The Japan Fund’s investment advisor at such time.

Asia Pacific ex Japan Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.10% of the first $1.0 billion of average daily net assets of the Asia Pacific ex Japan Fund, 1.00% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 0.95% of average daily net assets in excess of $2.0 billion. In calculating average daily net assets of the Asia Pacific ex Japan Fund, net assets invested in other Funds that are series of the Corporation are excluded.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Asia Pacific ex Japan Fund will not exceed 1.60% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Asia Pacific ex Japan Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Asia Pacific ex Japan Fund’s investment advisor at such time.

India Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.20% of the first $1.0 billion of average daily net assets of the India Fund, 1.10% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 1.00% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the India Fund will not exceed 1.70% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the India Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the India Fund’s investment advisor at such time.

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Greater China Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.20% of the first $1.0 billion of average daily net assets of the Greater China Fund, 1.10% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 1.00% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Greater China Fund will not exceed 1.70% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Greater China Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Greater China Fund’s investment advisor at such time.

Global Equity Income Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.90% of the first $500 million of average daily net assets of the Global Equity Income Fund, 0.85% of average daily net assets in excess of $500 million up to $1.0 billion, 0.80% of average daily net assets in excess of $1.0 billion up to $1.5 billion, 0.75% of average daily net assets in excess of $1.5 billion up to $2.0 billion, and 0.70% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Global Equity Income Fund will not exceed 1.50% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Global Equity Income Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Global Equity Income Fund’s investment advisor at such time.

Global Emerging Markets Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.20% of the first $1.0 billion of average daily net assets of the Global Emerging

Markets Fund, 1.10% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 1.00% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Global Emerging Markets Fund will not exceed 1.70% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Global Emerging Markets Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Global Emerging Markets Fund’s investment advisor at such time.

Global Alpha Equity Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.10% of the first $1.0 billion of average daily net assets of the Global Alpha Equity Fund, 1.00% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 0.90% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Global Alpha Equity Fund will not exceed 1.60% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Global Alpha Equity Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Global Alpha Equity Fund’s investment advisor at such time.

International 130/30 Equity Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.55% of average daily net assets of the International 130/30 Equity Fund.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the International 130/30

Nomura Partners Funds	The World from Asia	:	51

Equity Fund will not exceed 1.90% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the International 130/30 Equity Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the International 130/30 Equity Fund’s investment advisor at such time.

International Equity Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.85% of average daily net assets of the International Equity Fund. In calculating average daily net assets of the International Equity Fund, net assets invested in other Funds that are series of the Corporation are excluded.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the International Equity

Fund will not exceed 1.50% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the International Equity Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the International Equity Fund’s investment advisor at such time.

Sub-Advisory Compensation

NAM USA compensates NAM Tokyo, NAM Hong Kong, NAM Singapore, NAM UK, Martin Currie and McKinley Capital out of the advisory fee it receives from the applicable Funds for providing sub-advisory services.

The following provides additional information about each sub-advisor and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

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The Japan Fund

Four individuals at NAM Tokyo share primary responsibility for managing The Japan Fund.

Portfolio Managers	Since	Recent Professional Experience

Shigeru Hirabayashi (Lead)	2008	Chief Fund Manager, Equity Investment Department at NAM Tokyo since 2003. Previously, he worked as a Portfolio Manager/Fund Manager at NAM Tokyo since 1996.

Kentaro Takayanagi	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2004. Previously, he worked for four years at NAM Tokyo as a Portfolio Manager/Fund Manager.

Tomoyuki Takahashi	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2006. He also previously served as a Senior Manager, Equity Investment Department at NAM Tokyo from 2000 to 2006.

Hitoshi Nagasawa	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2004. He also served as a Senior Portfolio Manager, Global Balance Investment Department at NAM Tokyo from 2003 to 2004. Previously, he worked in NAM Tokyo’s Strategic Investment Department for seven years.

An Investment Policy Committee comprised of a variety of senior Nomura Asset Management investment professionals, including Mr. Hirabayashi and Mr. Nagasawa, is responsible for the final allocation between the large cap value, large cap growth and small cap blend styles. Mr. Nagasawa is the primary team member responsible for style allocation recommendations while Mr. Hirabayashi is ultimately responsible for the decision as Chairman of the Investment Policy Committee. Although Mr. Hirabayashi relies on the advice and input of other investment professionals, the style allocation decision is his and is not the result of consensus. Once the style allocation decision is made each of the individual portfolio managers is then responsible for stock selection decisions within their respective areas of responsibility.

In addition to his style allocation responsibilities, Mr. Hirabayashi is also responsible for the selection of large cap growth securities while Mr. Takayanagi is responsible for the selection of large cap value securities, and Mr. Takahashi is responsible for the selection of small cap blend securities.

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Asia Pacific ex Japan Fund

Three individuals at NAM Singapore share primary responsibility for managing the Asia Pacific ex Japan Fund.

Portfolio Managers	Since	Recent Professional Experience

Graham Muirhead (Lead)	2008	Head of Investments - Asia Pacific ex Japan at NAM Singapore since 2006. He joined NAM Singapore in 2001 as a Senior Portfolio Manager covering Pacific Basin ex Japan equity securities. He also serves as chairman of the Pacific Basin Investment Committee.

Ken Leong	2008	Senior Portfolio Manager at NAM Singapore since 2004. Prior to joining NAM Singapore in 2004, he was an Investment Manager with Great Eastern Assurance (Malaysia) Bhd for three years.

Serene Chng	2008	Portfolio Manager at NAM Singapore since 2007. She joined NAM Singapore as an Assistant Portfolio Manager in 2006. She also worked for OSBC Asset Management (formerly Straits Lion Asset Management) for five years, initially as an Investment Analyst and more recently as an Asian Equities Manager.

Mr. Muirhead is the lead manager for the Asia Pacific ex Japan Fund and he is assisted by Mr. Leong and Ms. Chng. Final authority on all portfolio investments rests with Mr. Muirhead.

India Fund

Two individuals at NAM Singapore share primary responsibility for managing the India Fund.

Portfolio Managers	Since	Recent Professional Experience

Vipul Mehta (Lead)	2008	Senior Portfolio Manager at NAM Singapore since 2004. Prior to joining NAM Singapore in 2004, he was a Senior Fund Manager with OCBC Asset Management, managing Indian and Australian equities for three years.

Vipin Kapoor	2008	Portfolio Manager and Analyst at NAM Singapore since 2006. From 2002 to 2006 he worked for Stern Stewart India Pvt. Limited, initially as a Senior Analyst for its management consulting team and later as an Associate.

Mr. Mehta is the lead manager for the India Fund and he is assisted by Mr. Kapoor. Final authority on all portfolio investments rests with Mr. Mehta.

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Greater China Fund

Three individuals at NAM Hong Kong share primary responsibility for managing the Greater China Fund.

Portfolio Managers	Since	Recent Professional Experience

Kingston Lee (Lead)	2008	Director of Investments and Chief Portfolio Manager at NAM Hong Kong since 2006. He joined NAM Hong Kong as a Senior Portfolio Manager in 2004. He previously was a Director and Head of Hong Kong and China Research at ING Asia Ltd. Prior to joining ING Asia Ltd. in 2003, he was a Director at Schroder Investments Hong Kong Limited for about three years.

Ronnie Cheung	2008	Portfolio Manager and Analyst at NAM Hong Kong since 2007. From 2001 to 2007, he worked for the HSZ Group as a Portfolio Manager.

Shen Xiao Min	2008	Portfolio Manager at NAM Hong Kong since 2005. Since joining NAM Hong Kong in 2004, he has worked as an Investment Analyst and an Assistant Portfolio Manager. From 2002 to 2004 he was self-employed.

The sub-advisor will make investment decisions using a research team approach. The research team is managed by Mr. Lee. Final authority on all portfolio investments rests with Mr. Lee.

Global Equity Income Fund

Two individuals at NAM Tokyo share primary responsibility for managing the Global Equity Income Fund.

Portfolio Managers	Since	Recent Professional Experience

Hideyuki Aoki (Lead)	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2003. Previously, he worked as a Senior Fund Manager, Global Equity Fund Management Department at NAM Tokyo for two years. He joined NAM Tokyo in 1989.

Akira Ueno	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2007. He joined NAM Tokyo in 2006 as a Senior Fund Manager, Advisory Fund Management Department. He worked at Nomura Funds Research and Technologies Co., Ltd. as a Fund Analyst from 2004 to 2005. Previously he worked at NAM Tokyo for three years as a Portfolio Manager/Fund Manager.

The sub-advisor will make investment decisions using a research team approach. The research team is jointly managed by Mr. Aoki and Mr. Ueno. Final authority on all portfolio investments rests with Mr. Aoki.

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Global Emerging Markets Fund

One individual at Martin Currie has primary responsibility for managing the Global Emerging Markets Fund.

Portfolio Manager	Since	Recent Professional Experience

Dariusz Sliwinski	2008	Portfolio Manager at Martin Currie and Product Manager, Global Emerging Markets for Martin Currie since 2001. He joined Martin Currie in 1997.

Global Alpha Equity Fund

Two individuals at Martin Currie share primary responsibility for managing the Global Alpha Equity Fund.

Portfolio Managers	Since	Recent Professional Experience

James Fairweather	2008	Chief Investment Officer of Martin Currie since 1997. He has worked in Martin Currie’s Far East, North America and continental Europe investment teams. He is responsible for Martin Currie’s investment strategy and process, product development and for the management of its global products. He joined Martin Currie in 1984.

David Sheasby	2008	Director in Martin Currie’s global team and is product manager for Martin Currie’s EAFE ADR portfolios. Prior to joining Martin Currie in 2004, he worked for 18 years for Aegon Asset Management (formerly Scottish Equitable). Joining as an equity analyst, he became head of the European team in 1995, head of the Emerging Markets team in 1996 and head of the Global Equity team in 1999. From 2002 he was a senior portfolio manager for global equities and developed and directed Aegon Asset Management’s global strategy.

Mr. Fairweather and Mr. Sheasby are co-lead managers of the Global Alpha Equity Fund, sharing investment responsibility equally. All investment decisions are made by consensus by both managers.

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International 130/30 Equity Fund

Eight individuals at McKinley Capital share primary responsibility for managing the International 130/30 Equity Fund.

Portfolio Managers	Since	Recent Professional Experience

Robert B. Gillam (Lead)	2008	President and Chief Investment Officer of McKinley Capital. He has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 38 years of investment experience.

Robert A. Gillam	2008	Senior Vice President and Portfolio Manager at McKinley Capital since 1996 and has over 14 years of investment experience.

Greg Samorajski	2008	Portfolio Manager at McKinley Capital since 1997 and has over 27 years of investment experience.

Frederic Parke	2008	Portfolio Manager at McKinley Capital since 1997 and has over 24 years of investment experience.

Sheldon Lien	2008	Portfolio Manager at McKinley Capital since 1996 and has over 13 years of investment experience.

Brandon Rinner	2008	Portfolio Manager at McKinley Capital since 2001 and has over 10 years of investment experience.

Paul Hanson	2008	Portfolio Manager at McKinley Capital since 2005. He joined McKinley Capital in 2000 as an Assistant Portfolio Manager. He has over 11 years of investment experience.

Forrest Badgley	2008	Portfolio Manager at McKinley Capital since 2006 and has over 15 years of investment experience. Prior to joining McKinley Capital in 2004, he worked as a proprietary trader for Aspire Trading for one-and-a-half years.

The foregoing team of investment professionals led by Robert B. Gillam manages the International 130/30 Equity Fund. All investment decisions are made by consensus of the investment professionals.

International Equity Fund

Two individuals at NAM UK share primary responsibility for managing the International Equity Fund.

Portfolio Managers	Since	Recent Professional Experience

Richard Bisson (Lead)	2008	Head of Investments at NAM UK since 1994 and Director of NAM UK since 1997. He has also served as chairman of the Global Equity Strategy Committee from 2003 to 2008.

Dean Sullivan	2008	Senior Portfolio Manager at NAM UK since 1996. He also served as the Head of Equity Portfolio Management at NAM UK from 2003 to 2008.

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Mr. Bisson is the lead manager for the International Equity Fund, supported by Mr. Sullivan. Mr. Bisson and Mr. Sullivan use the resources of a team of portfolio managers and analysts. Each drives decisions for their respective part of the Fund’s portfolio (e.g., Japan, Pacific Basin ex Japan, emerging markets, and smaller capitalization companies). Mr. Bisson and Mr. Sullivan jointly decide the allocation of the Fund and are responsible for final structure.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them and the portfolio managers’ ownership interest of securities in the Funds.

The Administrator

State Street Bank and Trust Company (“State Street”) acts as the administrator for the Funds pursuant to an Administration Agreement dated October 1, 2007, as amended effective December 22, 2008, by the Corporation and State Street. The address of State Street, unless otherwise indicated, is 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116.

The Chief Executive Officer

In addition to an advisor and an administrator, the Corporation has a Chief Executive Officer, appointed by the Board of Directors, to oversee the management, administration and distribution of the Funds. The address for the Chief Executive Officer is located at the offices of Nomura Partners Funds, Inc. at c/o State Street Bank and Trust Company, 4 Copley Place, 5 th Floor, CPH-0326, Boston, MA 02116. For more information on the

Corporation’s Chief Executive Officer, please request a free copy of the SAI as explained on the back cover of this prospectus.

The Distributor

Foreside Fund Services, LLC, the Corporation’s principal underwriter (“Distributor”), acts as the Funds’ distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Compliance Services

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Funds. The Distributor, FCS and FMS are not affiliated with the NAM USA or its affiliates or with State Street or its affiliates.

The Transfer Agent

Boston Financial Data Services, Inc., located at 30 Dan Road, Canton, MA 02021, serves as the Corporation’s transfer and dividend paying agent (the “Transfer Agent”) pursuant to a Transfer Agency and Services Agreement dated September 28, 2007, as amended effective December 22, 2008, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

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Description of share classes

THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.

Each of the Funds offers Class A, Class C and Class I shares through this Prospectus. The Japan Fund also offers Class S shares through this Prospectus; however, Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A Shares (all Funds)

front end sales charge. The sales charge is deducted from your investment so that not all of your purchase payment is invested. There are several ways to reduce these sales charges lower annual expenses than Class C shares

no contingent deferred sales charge (“CDSC”), except purchases over $1,000,000 for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within twelve months of investing

Class A shares pay distribution and service fees of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers - Class A Shares.”

Class C Shares (all Funds)

no front end sales charge. All your money goes to work for you right away individual purchase transactions are limited to amounts less than $1,000,000 a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter higher annual expenses than Class A shares

Class C shares pay distribution and service fees of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

CDSC is waived for certain types of redemptions

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000 per Fund. You and/or your financial adviser are responsible for ensuring that your investment in Class C shares does not exceed that limit. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares of a Fund to exceed the limit imposed on individual transactions.

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Class I Shares (all Funds)

no front end sales charge or CDSC

no distribution or service fee

limited to certain eligible investors who invest at least $1,000,000, including:

–	funds of funds

–	participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401(a), of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000 when the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services to the plan

–	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds

–	endowments, foundations, corporations, and high net worth individuals using a trust or custodial platform

–	investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	The Directors and officers of the Corporation and certain employees and affiliates of NAM USA, Nomura Holdings, Inc. and/or the sub-advisors to the Funds (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	Other Funds that are series of the Corporation

Class S Shares (The Japan Fund only)

available for purchase exclusively by current Class S shareholders who were shareholders of record of Class S shares as of December 31, 2008, and dividend and capital gain reinvestment by such shareholders no front end sales charge or CDSC

lower annual expenses than Class A shares and Class C shares

Class S shares pay distribution and service fees at the annual rate of up to 0.25% of average daily net assets

Factors you should consider in choosing a Class of shares include:

whether you are eligible to purchase such share Class

how long you expect to own the shares

how much you intend to invest

total expenses associated with owning shares of each Class

whether you qualify for any reduction or waiver of sales charges whether you plan to take any distributions in the near future availability of share Classes

how share Classes affect payments to your financial adviser

Each investor’s financial considerations are different. Not all financial intermediaries offer all classes. Depending on your financial considerations, certain classes may have higher expenses than other classes, which may lower the return on your investment. You should consult your financial adviser to help you decide which share Class is best for you.

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, NAM USA may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, NAM USA may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. NAM USA may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

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The Funds may reimburse NAM USA for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they effect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the net asset value per share (“NAV”) plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested

Less than $50,000	5.75%	6.10%	5.00%

$50,000 but less than $100,000	4.75%	4.99%	4.50%

$100,000 but less than $250,000	4.00%	4.17%	3.75%

$250,000 but less than $500,000	3.00%	3.09%	2.75%

$500,000 but less than $1,000,000	2.20%	2.25%	1.95%

$1,000,000 or more	None **	None **	None ***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

***	Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

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You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in shares in escrow. The Fund will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Rights of Accumulation. The value of eligible accounts across all Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on page 61). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include:

–	Individual accounts

–	Joint accounts between the individuals described above

–	Certain fiduciary accounts

–	Single participant retirement plans

–	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of The Japan Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of The Japan Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including any applicable sales charge) or the public offering price (including any sales charges paid) originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

For further information on sales charges, please visit www.nomurapartnersfunds.com, call the Transfer Agent at 1-800-535-2726 or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

Initial sales charge on Class A shares will be waived for the following types of purchases:

1.	Dividend reinvestment programs.

2.	Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise.

3.	Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Fund, provided the reinvestment is made within 90 days of the redemption.

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4.	Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more.

5.	Purchase by a unit investment trust registered under the Investment Company Act of 1940 which has shares of a Fund as a principal investment.

6.	Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor.

7.	Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

8.	Purchases of an employer-sponsored retirement or benefit plan defined in section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code or a “rabbi trust” provided that:

–	the plan’s assets are at least $1,000,000; or

–	there are at least 100 employees eligible to participate in the plan.

9.	Purchase by an employee or a registered representative of an entity with a selling agreement with the Funds’ Distributor to sell shares of one or more of the Funds.

10.	Purchase by a current or former Director of the Corporation.

11.	Any member of the immediate family of a person qualifying under (9) or (10), including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

12.	Purchases by a registered management investment company that has an agreement with NAM USA or the Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call the Transfer Agent.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchase of Class C shares may receive a sales commission at the time of sale of up to 1.00% of the purchase price of such Class C shares of a Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within twelve months of purchase

Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%.

The CDSC is calculated based on the offering price at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C shares of another Fund of which you may have exchanged for Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Fund from the date you acquired the original shares of the other Fund.

CDSC Waivers

The CDSC payable upon redemptions of shares will be waived for:

exchanges described in “How To Purchase, Exchange And Redeem Shares – How To Exchange Shares” below;

redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of the applicable shares;

redemptions made with respect to certain retirement plans sponsored by the Corporation, NAM USA or its affiliates;

minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan

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account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan;

withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan;

redemptions related to the payment of custodial IRA fees;

redemptions initiated by a Fund;

redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper;

redemptions when you can demonstrate hardship, in the absolute discretion of a Fund; and

redemptions of Class A shares where no broker was compensated for the sale.

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Distribution and Service Fees

Each Fund has adopted plans (the “Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, and shareholder servicing fees for certain services provided to its shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares (the “Class S Plan”). The Class I shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Class C shares may over time cost investors more than the front-end sales charge on Class A shares.

Under the Plans, Class C and Class S shares pay distribution fees to the Distributor for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of NAM USA for sales support services provided in connection with the sale of Class C shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including NAM USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class A and Class I shares do not pay a distribution fee.

Under the Plans, each of the Funds also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A, Class C and Class S shares in return for these fees. All Class A, Class C and Class S shares pay this shareholder servicing fee. Class I shares do not pay a shareholder servicing fee. Class S shares only pay shareholder servicing fees to certain Service Organizations, as approved by the Board of Directors.

The 12b-1 fees vary by share class as follows:

Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

Class S shares of The Japan Fund pay a 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the Fund.

12b-1 fees, together with the CDSC, help the sale of Class C shares by financing the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class C shares and up to 0.75% for distribution for Class C shares.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares.

In addition, the Funds may pay fees to Service Organizations, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Funds in light of the fact that other costs are avoided by the Funds where the intermediary, not the Funds’ service providers, provides administrative, networking, recordkeeping, subtransfer agency and shareholder services to Fund shareholders.

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These payments are made in addition to fees paid from the Funds’ Plans. These intermediaries also may be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

NAM USA, the Distributor and their affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, NAM USA, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. NAM USA, the

Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The Distributor may make payments to an affiliate of NAM USA for wholesaling activities performed by such entity. The aggregate amount of these payments by NAM USA, the Distributor and their affiliates may be substantial. Payments by NAM USA may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from NAM USA, the Distributor or their affiliates. For more information, see the SAI.

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How to purchase, exchange and redeem shares

You may purchase, exchange and redeem Class A, Class C, Class I and Class S shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” Class S shares are offered only by The Japan Fund, and Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you effect transactions through a broker or other agent.

How to Purchase Shares

Initial Purchase

Investment Minimums: Class A, Class C and Class S* Shares

Type of Account	Minimum To Open An Account (per Fund)	Minimum Balance (per Fund)

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

*	The Japan Fund Class S shares are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

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Class I Shares

The minimum initial investment for Class I shares of a Fund is $1,000,000, subject to certain exceptions.

Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety (90) days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Funds’ investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial investment minimums do not apply to investments made by the Directors of the Corporation and employees of NAM USA, the sub-advisors, their affiliates or their family members.

The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Funds’ investment objectives, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” to determine which Fund and share Class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

Financial Adviser. You can establish an account by having your financial adviser process your purchase.

Third Party Intermediaries. Shares of the Funds may also be purchased through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the NYSE is open.

By Mail. Please call 1-800-535-2726 or visit www.nomurapartnersfunds.com to obtain an application. Make checks payable to Nomura Partners Funds, Inc. Mail the check, along with your completed application, to:

Regular Mail	Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005

Express, Registered or Certified Mail	Nomura Partners Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Funds’ custodian bank by a Federal Reserve Bank) before acceptance.

By Wire. You may purchase shares of a Fund by wiring immediately available federal funds (subject to the minimum initial investment) to State Street Bank and Trust Company from your bank (see instructions below). Your bank may charge a fee for doing so.

If money is to be wired, your Account Application must have been received and accepted by Boston Financial Data Services, Inc. (the “Transfer Agent”) and an account established in your name. Once you have your account number, you should provide your bank with the following information for purposes of wiring your investment:

State Street Bank and Trust Company

Boston, MA

ABA #011000028

For Credit To:

Account #9905-724-2

Nomura Partners Funds, Inc.

FBO: (please specify the Fund name, account number and name(s) on account)

Wire orders will be accepted only on a day on which the Funds and the custodian and Transfer Agent are open for business. A wire purchase will not be considered made until

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your account has been opened and the wired money is received in good order.

Shareholders will receive the next determined net asset value per share after receipt of such wire. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Funds reserve the right to charge you for this service.

Current shareholders may open a new identically registered account by one of the following methods:

Telephone Exchange Plan. You may exchange $1,000 ($500 for IRA’s, Roth IRA’s, Coverdell Education Savings Accounts and Automatic Investment Plans) or more from your existing account to another Fund account.

Wire. Call the Transfer Agent at 1-800-535-2726 to arrange for this transaction.

State Street Bank and Trust Company

Boston, MA

ABA #011000028

For Credit To:

Account #9905-724-2

Nomura Partners Funds, Inc.

FBO: (please specify the Fund name, account number and name(s) on account)

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons). The Funds do not generally accept foreign correspondent or foreign private banking accounts.

Adding To Your Account

There are several easy ways you can make additional investments (subject to a minimum subsequent investment of $100) in your account:

ask your financial adviser to purchase shares on your behalf send a check with the returnable portion of your statement

wire additional investments through your bank using the wire instructions as detailed above authorize transfers by telephone between your bank account and your Fund account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request exchange shares from another Fund

through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How To Exchange Shares

You can exchange your Class A, Class C and Class I shares for shares of the same Class of other Funds at NAV by having your financial adviser process your exchange request or by contacting the Transfer Agent directly. You may exchange Class S shares of The Japan Fund for Class A shares of another Fund. Class A shares you receive in exchange for Class S shares may not be exchanged again for Class S shares unless (i) the original exchange of the Class S shares for the Class A shares occurred within 90 days of the requested exchange of Class A shares for Class S shares and (ii) you are a Class S shareholder at the time of the requested exchange from Class A to Class S shares. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged between Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under “Frequent Purchases and Redemptions of Fund Shares.”

How To Redeem Shares

You may redeem your shares either by having your financial adviser process your redemption or by contacting the Transfer Agent directly. Shares of the Funds may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Funds.

Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Funds may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check used for purchase has cleared, which may take up to 15 days from the purchase date. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing

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the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Redeeming Through Your Financial Adviser. You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to the Transfer Agent and may charge you for this service. The Funds have authorized one or more brokers to receive on their behalf redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. Your financial adviser or broker may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC or redemption fee.

Redeeming Directly Through the Transfer Agent

By Telephone. You can call the Transfer Agent at 1-800-535-2726 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. The Transfer Agent will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

By Mail. Each Fund will redeem its shares at the net asset value per share next determined after the request is received in “good order.” The net asset value per share of the Fund is determined at the close of regular trading of the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern Time) each business day the NYSE is open. Requests should be addressed to:

Regular Mail	Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005

Express, Registered or Certified Mail	Nomura Partners Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

Requests in “good order” must include the following documentation:

(a)	a letter of instruction, specifying the name on the account registration, the Fund’s name, the account number, the number of shares or dollar amount to be redeemed, the class of shares to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)	any required signature guarantees (see “Signature Guarantees” below); and

(c)	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Wire and/or Automated Clearinghouse (“ACH”). Redemptions in excess of $5,000 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Redemptions in excess of $100 may be sent via ACH and will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

Internet Transactions

You may purchase, redeem or exchange your shares, and view activity in your account, by logging onto the Corporation’s website at www.nomurapartnersfunds.com. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Funds limit Internet purchases and redemptions in shares of each Fund to a minimum of $250 per trade and a maximum of $25,000 per trade.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine.

Signature Guarantees

To protect you and the Funds against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”), or the

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New York Stock Exchange, Inc. Medallion Program (“NYSE MSP”). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

Written requests to redeem $100,000 or more;

Changes to a shareholder’s record name

Redemption from an account for which the address or account registration has changed within the last 30 days

Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

Other Redemption Options

Call the Corporation at 1-800-535-2726 for instructions on how to redeem by telephone, wire or by ACH. In addition, you can visit the Corporation’s website at www.nomurapartnersfunds.com and follow the instructions for making redemptions electronically.

Redemption Fee. Short-term or excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds charge a redemption fee of 2.00% on redemptions of shares that have been held for less than 30 days. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares that were acquired through reinvestment of dividends or distributions. The fee will be credited to the assets of the applicable Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. From time to time, the Funds may waive or modify the redemption fee for certain categories of investors. For more information on the Funds’ redemption fee, please see pages 71 to 73.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Redemptions in-Kind. If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

Lost Accounts. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Funds and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

Policies About Transactions. The Funds are open for business each day the NYSE is open. Each Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Funds’ normal business hours. Once your order request is received in good order, it will be processed at the next share price calculated.

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you will need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

QUESTIONS? You can speak to an Investor Services Representative between 8:30 a.m. and 6:00 p.m., Eastern Time on any Fund business day by calling
1-800-535-2726.

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Automated phone information is available 24 hours a day.

In addition, the Funds’ website can be a valuable resource for shareholders with Internet access. To get up-to-date account information, review balances or open an account, go to www.nomurapartnersfunds.com.

Transactions Initiated by Telephone or Electronically. Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as the applicable Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Funds recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Wire Transactions. When you ask us to send or receive a wire, please note that while the Funds do not currently charge a fee to receive wires, a $10 fee applies to redemption proceeds sent via wire, and it is possible that your bank may charge fees. Wire transactions are completed within 24 hours. The Funds can only send wires of $5,000 or more and accept wires of $1,000 or more.

Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject, restrict, cancel (within one date of receipt) or limit any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

Frequent Purchases and Redemptions of Fund Shares. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under “Policies You Should Know About – Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders,” the Funds reserve the right to reject, restrict, cancel (within one day of receipt) or limit any purchase order (including exchanges) from any investor. To minimize harm to the Funds and their shareholders, the Funds may, at each Fund’s sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to a Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Corporation’s Board of Directors has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include:

the imposition of a 2% redemption fee on the redemption of shares held for less than 30 days (subject to certain exceptions disclosed below);

the reservation of the right to reject, cancel (within one day of receipt) or limit purchase and exchange orders, when there appears to be a pattern of short-term or excessive trading or time zone arbitrage; and

the utilization of fair valuation practices adopted by the Board of Directors that are intended to protect the Funds from “time zone arbitrage” with respect to its non-U.S. securities holdings (see “Other Information – Pricing of Fund Shares” below).

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In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

There are no assurances these procedures will be effective in limiting short-term and excessive trading or time zone arbitrage. For example, the Transfer Agent may not be able to effectively monitor, detect or limit short-term or excessive trading or time zone arbitrage by underlying shareholders that hold shares through omnibus accounts maintained by broker-dealers or other financial intermediaries.

Class A, Class C, Class I and Class S shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Funds and to facilitate portfolio management. The 2.00% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The fee is not a deferred sales charge, is not a commission paid to NAM USA or the sub-advisors, and does not benefit NAM USA in any way. The Funds reserve the right to waive the 2.00% redemption fee on a case-by-case basis. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The 2.00% redemption fee will not be charged on transactions involving the following:

Total or partial redemptions of shares of a Fund held for 30 days or more;

Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;
Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;

Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans) where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Funds in monitoring for excessive trading;

Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Funds;

Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account, or all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

Total or partial redemptions of shares acquired though reinvestment of dividends or distributions;

Total or partial redemptions of shares by registered management investment companies that have an agreement with NAM USA or the Distributor for that purpose;

Redemptions initiated by a Fund (e.g., upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information); or

Total or partial redemptions by a Fund of its investment in another Fund made in connection with a rebalancing of its investments.

However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. In determining whether the minimum 30-day holding period has been met, only the period during which you have held

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shares of the Fund from which you are redeeming is counted. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Funds reserve the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.

For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Funds.

In addition to the redemption fee described above, your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

Generally, you will be permitted to make up to 8 exchanges between the Class A, Class C, Class I and Class S shares of the Funds during any 12-month period. However, more than two exchanges during any 90-day period may be considered excessive.

The Funds reserve the right to accept exchanges in excess of this policy on a case-by-case basis if they believe that granting such an exception would not be disruptive to the portfolio management strategies and harm Fund performance. The Funds may also waive this restriction for shareholders investing through certain electronic mutual fund marketplaces.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class C, Class I and Class S shares that you have redeemed within the past 90 days, provided that Class S shares may only be reinstated if you are a shareholder of Class S shares at the time of reinstatement. You must send a letter to the Transfer Agent, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

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Investor services and programs

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify the Transfer Agent or by contacting the Transfer Agent services directly:

Dividend and capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

Dividend distributions in cash; capital gain distributions reinvested in additional shares of the same Fund

Dividend and capital gain distributions in cash

Dividend and capital gain distributions reinvested in additional shares of another Fund of your choice

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Your request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You can choose to have your cash dividends and distributions deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you choose to reinvest your dividends and distributions, you will be treated for U.S. federal income tax purposes as if you had received such dividends and distributions and used them to purchase additional shares.

Purchase and Redemption Programs for Class A, Class C and Class S Shares

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class C and Class S shares, without extra charge. Because Class S shares are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders, only such Class S shareholders can use the programs described below to purchase Class S shares.

Automatic Investment Plan. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month, or, if such day in not a business day, on the prior business day.

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Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges of at least $100 from your account in a Fund for shares of the same Class or, in the case of Class S shares of The Japan Fund, for Class A shares of other Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

Reinvest Without A Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Fund. Class S shareholders may elect to purchase Class A shares of another Fund under this program.

Systematic Withdrawal Plan. A non-retirement plan shareholder who has an account balance of at least $5,000 in any Fund may establish a systematic withdrawal plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more.

Shareholders may designate which day they want the automatic withdrawal to be processed. If you do not specify a date, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Exchange and Redeem Shares – Signature Guarantees.” Any such requests must be received by the Transfer Agent 10 days prior to the date of the first systematic withdrawal. A systematic withdrawal plan may be terminated at any time by the shareholder, the Corporation, or its agent on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

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Other information

Pricing of Fund Shares

The price of each Class of a Fund’s shares is based on its net asset value, or NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available. To calculate NAV per share, each of the Funds uses the following equation:

Total Assets – Total Liabilities Allocable to the Class	= NAV
Total Number of Shares of the Class Outstanding

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder service.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds typically use market prices to value securities.

However, when a market price is not available, or when there is reason to believe it does not represent market realities, the Funds will use fair value methods approved by the Board of Directors. Fair value determinations may be made by the Corporation’s independent pricing service or by the Corporation’s Fair Value Committee pursuant to procedures adopted by the Corporation’s Board of Directors. In such a case, a Fund’s value for a security is likely to be different from quoted market prices.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the

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security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value, that security will be valued by another method that the Board of Directors believes accurately reflects fair value in accordance with the Board’s fair value pricing policies. These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, the sub-advisors believe that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Corporation’s Fair Value Committee. Fair value determinations that affect a Fund’s net asset value are subject to review, approval or ratification by the Board. The valuation procedures include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors. The Funds use fair value pricing to seek to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders.

Because each of the Funds invests in securities that are traded primarily in non-United States markets, the value of its holdings could change at a time when you aren’t able to buy or sell Fund shares. This is because many of the non-United States markets are open on days or at times when the Funds do not price their shares.

Other Rights the Funds Reserve

You should be aware that the Funds may do any of the following:

withhold 28% of your distributions as federal income tax if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

close your account and send you the proceeds if your balance falls below $1,000 (or $500 for retirement accounts); charge you $10 a year if your account balance falls below $1,000; in either case, the Funds will give you 60 days’ notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).

reject a new account application if you don’t provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund’s net assets, whichever is less.

change, add or withdraw various services, fees and account policies.

Foreign Investors

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons). Where a Fund does accept such investments from a foreign investor, the Transfer Agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Funds have instructed the Transfer Agent to escalate foreign investors to the Fund’s Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the U.S. for a foreign financial institution.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the applicable Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents

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provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the applicable Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day’s price if they are unable to verify your identity.

Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Funds. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Corporation has adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Understanding Dividends, Distributions and Taxes

In order to qualify as a “regulated investment company” and avoid federal corporate income tax, a mutual fund must, among other requirements, distribute to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. A Fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. For example, Japanese source dividends and interest that are paid to a Fund will generally be subject to a withholding tax at a maximum rate of 15% on dividends and 10% on interest, subject to certain exceptions, and Chinese source dividends and interest that are paid to a Fund will generally be subject to a withholding tax at a maximum rate of 10%, subject to certain exceptions. If a Fund meets certain requirements and so elects, a ratable portion of the amounts withheld or paid will generally be taxable to you as a shareholder even though you don’t receive them. The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the International 130/30 Equity Fund and the International Equity Fund expect to be able to make this election, although no assurance can be given that they will be able to do so. The Global Equity Income Fund, the Global Emerging Markets Fund and the Global Alpha Equity Fund may also be able to make this election. You may be able to claim a tax credit or a deduction for your portion of any foreign withholding and income taxes paid by a Fund.

Each Fund (except Global Equity Income Fund) intends to pay dividends and distributions of substantially all of its net income (including any realized net capital gain), if any, to its shareholders annually, and, if necessary, may make additional distributions.

The Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually. It will, if necessary, make additional distributions.

Buying and selling Fund shares will usually have tax consequences for you (except if you are investing through an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares. In addition, an exchange of a Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to tax. Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax treatment of a Fund’s distributions to you depends on the nature of the Fund’s income from which the distribution is paid. Dividends paid from a Fund’s investment

78	:	www.NomuraPartnersFunds.com : 1.800.535.2726

income or from its net short-term capital gain generally are taxed at ordinary income rates; however, dividends paid from the Fund’s “qualified dividend income,” including dividends the Fund receives from certain foreign corporations, and distributions of net long-term capital gain are currently eligible for taxation at a reduced rate when received by shareholders that are not corporations. The tax treatment of dividends and distributions is the same whether you reinvest them or receive them in cash.

The Funds will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions. They also contain certain details on your purchases and sales of shares.

Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are a non-corporate taxpayer and have not provided a taxpayer identification number or social security number, or have provided an incorrect number.

If you are neither a tax resident nor a citizen of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, dividends paid by a Fund with respect to its taxable years beginning before January 1, 2010 that are derived from qualified net interest income or qualified short-term gain and designated by the Fund will not be subject to this withholding tax.

If you invest right before a Fund pays a dividend, you will receive some of your investment back as a dividend that is taxable to you (unless you are investing through a tax-advantaged retirement account). You can avoid this result by investing after the Fund declares a dividend.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at 1-800-535-2726, or by writing to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

Nomura Partners Funds	The World from Asia	:	79

Financial highlights

This table is designed to help you understand The Japan Fund’s Class S financial performance for the past five years. Because the Class A and Class C shares of The Japan Fund, and each class of the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International 130/30 Equity Fund and the International Equity Fund had not yet commenced operations as of March 31, 2008, financial performance information is not provided for those classes. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the fiscal years ended September 30, 2008, September 30, 2007, September 30, 2006 and December 31, 2005 has been audited by Briggs, Bunting & Dougherty, LLP. The information for prior fiscal years has been audited by a predecessor independent registered public accounting firm. The report of Briggs, Bunting & Dougherty, LLP, along with the Fund’s financial statements and related notes, appear in the Corporation’s annual report to shareholders, which is available upon request (see “To Get More Information” on the back cover).

The Japan Fund

	Years Ended September 30,		Period Ended September 30,		Years Ended December 31,
	2008	2007	2006(a)		2005	2004	2003
Selected Per Share Data Net asset value, beginning of period	$12.94	$12.06	$13.24		$10.66	$9.54	$6.07
Income (loss) from investment operations:
Net investment loss(b)	(0.02)	(0.03)	(0.01)		(0.07)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.39)	0.91	(1.05)		2.65	1.19	3.57
Total income (loss) from investment operations	(3.41)	0.88	(1.06)		2.58	1.13	3.51
Less dividends and distributions from:
Net investment income	–	–	(0.13)		–	(0.02)	(0.06)
Redemption fees	– (c)	– (c)	0.01		– (c)	0.01	0.02
Net asset value, end of period	$9.53	$12.94	$12.06		$13.24	$10.66	$9.54
Total return (%)(e)	(26.35)	7.30	(7.91	)**	24.20	11.95	58.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	233	370	435		527	445	400
Ratio of expenses before expense reductions (%)	1.69	1.43	1.39	*	1.66	1.49	1.66
Ratio of expenses after expense reductions (%)	1.63 (d)	1.43	1.39	*	1.59	1.39	1.56
Ratio of net investment loss (%)	(0.19)	(0.20)	(0.11	)*	(0.68)	(0.62)	(0.82)
Portfolio turnover rate (%)	95	124	66	**	90	70	80

Amounts designated as “–” are $0 or round to $0.

*	Annualized.

**	Not Annualized.

(a)	For the nine months ended September 30, 2006 (in 2006 The Japan Fund changed its fiscal year end from December to September).

(b)	Based on average shares outstanding during the period.

(c)	Amount represents less than $0.01 per share.

(d)	The Japan Fund received reimbursement from a third party for certain expenses during the period.

(e)	Shareholders redeeming shares held less than six months (prior to December 31, 2008) or less than 30 days (after December 31, 2008) will have lower total return due to the effect of the 2% redemption fee.

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To get more information

Shareholder Reports. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These include commentary from the Funds' management team about recent market conditions and the effects of the Funds' strategies on its performance. They also have detailed performance figures, a list of everything the Funds own, and the Funds' financial statements. Shareholders get these reports automatically.

Statement of Additional Information ("SAI"). This tells you more about the Funds' features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this prospectus).

The Funds' most recent Annual and Semi-Annual reports and Statement of Additional Information are available, free of charge, by calling 1-800-535-2726 or on the Corporation's website at www.nomurapartnersfunds.com. The Corporation's prior website address www.thejapanfund.com may also be used to access the Corporation's website. These documents and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Funds, including the Funds' SAI, at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

To Make Investments	SEC
Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005 www.nomurapartnersfunds.com 1-800-535-2726	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 www.sec.gov 1-202-551-8090

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related SAI.

Distributed by:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foresides.com

SEC Investment Company Act File Number:	
Nomura Partners Funds, Inc.	811-01090

NOMURA

Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712
www.nomurapartnersfunds.com

NOM-PS-001-1208